Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, ILLINOIS 60045-5201 (847) 535-1000

March 19, 2020

Dear Grainger Shareholders:

We are pleased to invite you to attend the 2020 annual meeting of shareholders of W.W. Grainger, Inc. on Wednesday, April 29, 2020, at 10 a.m. Central Daylight Time. This year's annual meeting will be held at our headquarters located at 100 Grainger Parkway in Lake Forest, Illinois 60045.

At the meeting, we will report on our operations and other matters of current interest. Shareholders will also vote on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and any other matters properly brought before the meeting.

As in prior years, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. The Notice of Annual Meeting of Shareholders on the following page contains instructions on how to:

•
vote by Internet, by telephone or by mail; and

•
receive a paper copy of the proxy materials by mail.

Please take the time to carefully read the Notice of Annual Meeting and Proxy Statement that follow. Whether or not you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.

We look forward to seeing you at the meeting.

Sincerely,

D.G. Macpherson Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Meeting Agenda

Proposal		Board Recommendation	For more information

1.	to elect 11 Directors for the ensuing year	FOR (all nominees)	Page 10
2.	to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2020; and	FOR	Page 36
3.	to approve on a non-binding advisory basis the compensation of Grainger's Named Executive Officers	FOR	Page 76

We will also consider any other matters that may properly be brought before the meeting (and any postponements or adjournments of the meeting). As of the date of this proxy statement, we have not received notice of any such matters.

Voting

Shareholders of W.W. Grainger, Inc. (Grainger), as of the record date, are entitled to vote, as follows:

•
Shareholders have the right to cumulative voting in the election of Directors. For a definition of cumulative voting, see Questions and Answers—Voting Information / What is cumulative voting? How many votes do I have? / page 80, and

•
Each share of Grainger common stock is entitled to one vote for each of the other proposals.

Internet	Telephone	Mail
www.proxyvote.com for beneficial ownership	1-800-690-6903 for beneficial ownership	Mark, sign and date your proxy card and return it in the pre-addressed postage-paid envelope we have provided or return it to:
up until 11:59 p.m. EDT April 26, 2020	or 1-800-652-8683	For beneficial ownership: Vote Processing	For registered ownership: Proxy Services
www.investorvote.com/GWW for registered ownership up until 1:00 a.m. CDT April 29, 2020	for registered ownership up until 1:00 a.m. CDT, on April 29, 2020	c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717	c/o Computershare Investor Services PO Box 505008 Louisville, KY 40233-9814

Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares in person, over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you also may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on voting, please refer to the section, Questions and Answers—Voting Information / page 79.

In the event that public health concerns make it inadvisable to hold the annual meeting in person, we will announce alternative arrangements for the meeting in advance, which may include a change in venue or holding the meeting by means of remote communication. Please monitor our website at http://invest.grainger.com for updated information. As always, we encourage you to vote your shares prior to the annual meeting.

Proxy Materials

This Notice of Annual Meeting, Proxy Statement and Form of Proxy were first distributed or made available to shareholders on or about March 19, 2020.

By order of the Board of Directors.

Hugo Dubovoy, Jr.
Vice President, Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2020

This Notice of Annual Meeting, Proxy Statement and Form of Proxy and our 2019 Annual Report on Form 10-K are available under "Financials" in the Investor Relations section of our website at http://invest.grainger.com/ and also may be obtained free of charge on written request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

C	orporate Governance

THE ROLE OF THE BOARD

The Board of Directors of the Company (the Board) acts as the steward of the Company for the benefit of the Company's shareholders. Our Directors bring to the Board a wealth of business experience and a track record of good business judgment in situations relevant to the Company's operations.

Our Board recognizes the importance of ensuring that our business strategy is designed to create long-term value for Grainger's shareholders. The Board maintains an active role in formulating, planning and overseeing the implementation of Grainger's strategy. Each year, for example, the Board travels as a group to at least one of our strategic operating locations. In 2019, the Board met with employees and held its formal Board and Committee strategy meetings at the Company's new offices at The Merchandise Mart in Chicago, Illinois, which house the Company's enterprise systems and digital architecture and operations functions.

The Board has a robust annual strategic planning process during which key elements of our business and financial plans, strategies and near- and long-term initiatives are developed and reviewed. This process culminates with a full-day Board session with our senior leadership team to review Grainger's overall strategy, opportunities, challenges, and capabilities. The annual strategy process also helps shape the strategic content presented in our communications with the investment community. In addition to business strategy, the Board reviews Grainger's short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The Board evaluates progress made, as well as related challenges and risks with respect to our strategy and plans throughout the year.

The Board strongly believes that the business strategy must be aligned with the Company's culture to create value. To that end, the Board is engaged with senior management in developing and reviewing Grainger's purpose and culture. The Board believes that a purpose-driven culture is an asset of the Company that creates a sustainable competitive advantage and is critical to Grainger's future success. Last year, Grainger's CEO introduced the Grainger Edge, a new strategic framework that defines who Grainger is, why Grainger exists, and how team members will work together to achieve Grainger's objectives.

The Grainger Edge includes a set of principles that define the behaviors expected from team members as they work with each other, customers and suppliers. They support the Company's commitment to having an inclusive culture where all team members operate with the highest ethics in and outside of the Company's industry. All team members hold each other and themselves accountable to these principles and believe they will help execute the Company strategy and create value for its shareholders.

The Grainger Edge also is the foundational structure for the Company's strategy, which is to consistently gain share through two distinct business models that allow it to leverage its scale and supply chain to support customers with different needs.

Proxy Statement         1

Corporate Governance

The Grainger Edge principles are:

  •
  Start with the Customer

  •
  Embrace Curiosity

  •
  Act with Intent

  •
  Compete with Urgency

  •
  Win as one Team

  •
  Invest in our Success

  •
  Do the Right Thing

The Board is committed to helping the Company make the Grainger Edge a successful foundational framework for Grainger and its employees as the Company works to consistently serve customers and gain share. The Board understands that top talent is necessary to achieve these goals. A priority of the Board is ensuring that the Company recruits, develops, promotes and retains top diverse talent across the Company. The Board routinely conducts in-depth reviews of senior leaders and their development. This engagement gives the Board insight into the Company's talent and succession plans.

The Board believes a culture of ethical behavior is also essential to meeting the Company's goals. Last year, under the Board's direction, management revised Grainger's Business Conduct Guidelines to better reflect emerging risks, including as to data privacy and workplace behaviors, use plain language to make expectations more understandable, and encourage a "speak up" culture for early issue identification. The Business Conduct Guidelines apply to all Directors, officers, and employees.

Delivering business results and creating a sustainable business that does the right thing has guided the Company for more than 90 years. To ensure the Company continues to deliver on these objectives, the Board carefully reviews the Company's corporate social responsibility initiatives.

Collectively, the Board's activities in reviewing strategy, culture, talent, ethical behavior and corporate responsibility enable Grainger to help millions of customers worldwide keep their operations running and their people safe.

Operating Principles of the Board of Directors

The Board recognizes that defining its role under the Company's operating principles is an evolving process. The Board established the W.W. Grainger, Inc. Operating Principles for the Board of Directors (the Operating Principles) to provide a general framework of reference to assist the Board in the performance of its duties and responsibilities. Each year, the Board reviews and revises the Operating Principles, as appropriate, to address emerging needs and practices. The Operating Principles are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

DIRECTOR INDEPENDENCE

Our Board of Directors is committed to excellence in its governance practices, including Board composition. Of our current Board, 10 of 11 Directors are independent. The Board has adopted "categorical standards" to assist it in making independence determinations of Director nominees. The categorical standards are intended to help the Board determine, for example, whether certain

2         www.grainger.com

Corporate Governance

relationships between nominees and Grainger are "material relationships" for purposes of the New York Stock Exchange (NYSE) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE's bright line revenue test for independence. The categorical standards adopted by the Board are set forth in Appendix A to this proxy statement and are also available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

Grainger's Board currently consists of eleven Directors. After more than 30 years of service, James D. Slavik is retiring from the Board effective immediately following the 2020 annual meeting of shareholders of the Company (the Annual Meeting) and is not standing for re-election at the Annual Meeting. In addition, the Board is proposing one new independent nominee, Susan Slavik Williams, for election as a Director (the New Nominee).

The Board considered a variety of factors, including any related party transactions, in assessing the independence of our Directors and the New Nominee against the NYSE's independence standards and Grainger's categorical standards. The Board considered ordinary course business transactions and charitable donations by the Company where a Director or the New Nominee serves as an officer and/or a board member. The Board has made an affirmative determination that all ten of our non-employee directors and the New Nominee have no direct or indirect material relationship with Grainger within the meaning of the NYSE independence standards and Grainger's categorical standards and, accordingly, meet the applicable requirements for "independence" set forth in the NYSE's listing standards.

BOARD QUALIFICATIONS, ATTRIBUTES, SKILLS AND BACKGROUND

In addition to independence, the Board and the Board Affairs and Nominating Committee (the BANC) believe that a diverse, experienced and vibrant board is of utmost importance for the broad-based thinking needed to reach the sound decisions that drive shareholder value. As evidence of this commitment to a diversity of perspectives, our Board slate is comprised of 11 Director nominees of varying experience and background, including two new Directors appointed in 2017, and the New Nominee.

We determined that the Board's various experiences and viewpoints benefit us most when they are aligned with our global business needs, reflective of our strong corporate governance practices, and consistent with our corporate social responsibility goals. As a result of the Board's ongoing refreshment efforts, we added Directors with expertise in the technology and digital space as well as in leading corporate social responsibility initiatives for a global business. Our three newest Directors, Rodney Adkins, Beatriz Perez and Lucas Watson, and the New Nominee, enhance the diversity of our Board in addition to bringing their valuable perspectives and experiences.

A breadth of Board perspectives supports our business as a broad line, business-to-business distributor of maintenance, repair and operating (MRO) products and services with 2019 sales of approximately $11.5 billion. Grainger operates through its distribution centers, eCommerce platform, contact centers, branches and sales and service representatives with approximately 25,300 employees primarily in the United States and Canada, and with a presence in Europe, Asia, and Latin America. Approximately 5,000 suppliers provide Grainger with approximately 1.6 million products stocked in Grainger's distribution centers and branches worldwide. Approximately 3.5 million customers worldwide rely on Grainger for products such as safety, gloves, ladders, motors and janitorial supplies, along with services like inventory management and technical support.

Proxy Statement         3

Corporate Governance

The following table highlights specific experience, qualifications, attributes, skills, and background information that the Board considered for each Director nominee. A particular Director nominee may possess additional experience, qualifications, attributes, or skills, even if not indicated below.

Director Nominee Qualifications, Attributes, Skills and Background Matrix

Director Nominee Qualifications, Attributes and Skills

Operational/Strategy
Experience developing and implementing operating plans and business strategy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Finance/Capital Allocation
Knowledge of finance or financial reporting; experience with debt and capital market transactions and/or mergers and acquisitions	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Supply Chain/Logistics
Experience in supply chain management encompassing the planning and management of all activities involved in sourcing and procurement, conversion, and all logistics management activities	✓	✓		✓	✓	✓		✓			✓
Digital/eCommerce
Experience implementing digital and omni-channel strategies and/or operating an eCommerce business			✓	✓	✓		✓				✓
Marketing/Sales & Brand Management
Experience managing a marketing/sales function, and in increasing the perceived value of a product line or brand over time in the market	✓			✓	✓	✓	✓	✓	✓	✓	✓
Human Resources/Compensation
Experience managing a human resources/compensation function; experience with executive compensation and broad-based incentive planning	✓	✓		✓		✓	✓	✓	✓	✓
Public Company/Leadership
"C-Suite" experience with a public company and/or leadership experience as a division president or functional leader within a complex organization	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance/Public Company Experience
Experience serving as a public company director; demonstrated understanding of current corporate governance standards and best practices in public companies	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓
International
Experience overseeing a complex global organization	✓			✓	✓		✓	✓	✓		✓
Risk Assessment & Risk Management
Experience overseeing complex risk management matters	✓	✓	✓	✓	✓	✓			✓	✓

4         www.grainger.com

Corporate Governance

Director Nominee Qualifications, Attributes and Skills (continued)

Technology/Cybersecurity
Experience implementing technology strategies and managing/mitigating cybersecurity risks	✓				✓	✓			✓		✓
Government/Public Policy
Experience overseeing complex regulatory matters that are integral to a business	✓			✓	✓		✓	✓	✓		✓
Real Estate
Experience overseeing complex real estate matters that are integral to a business	✓	✓						✓		✓
Business Ethics/Corporate Social Responsibility
Track record of integrity, uncompromising moral principles and strength of character; informed on company issues related to corporate social responsibility, sustainability and philanthropy while monitoring emerging issues potentially affecting the reputation of the business	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Director Nominee Tenure, Gender, Age and Race/Ethnicity

Board Tenure
Years	6	21	14	14	4	21	3	14	10	0	2
Gender
Male	✓	✓		✓	✓	✓		✓	✓		✓
Female			✓				✓			✓
Age
Years Old	61	69	69	67	52	65	50	69	58	51	49
Race/Ethnicity
African American/Black	✓	✓
Asian, Native Hawaiian, or Pacific Islander
Caucasian /White			✓	✓	✓	✓		✓	✓	✓	✓
Hispanic/Latino							✓
Native American
Other

Board Refreshment

The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that Directors develop a deeper understanding of the Company over time, which

Proxy Statement         5

Corporate Governance

provides significant shareholder value, and that year-over-year Director continuity is beneficial to shareholders.

Even before Board vacancies arise, the Board periodically evaluates whether its Directors collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for it to be a good steward for the Company's shareholders. The results of these evaluations are used to identify desirable skill sets for potential Board nominees and to screen Director candidates. In 2017, the Board codified this skills matrix evaluation practice into the BANC's charter.

Also, as part of the planning for Board refreshment and Director succession, the BANC periodically considers potential Director candidates. As a result of these ongoing reviews, in the last five years, four new Directors have been elected.

The Board previously disclosed its membership expectations in the Company's Criteria for Membership on the Board of Directors (the Criteria). The Board's Criteria list the various factors that the BANC should consider in reviewing candidates for the Board. For example, the Criteria ensures turnover by generally prescribing a retirement age of 72 for non-employee Director candidates. Within the last four years, two of our non-employee Directors did not stand for re-election based on retirement age, and this year Mr. Slavik has opted to retire from the Board prior to reaching age 72.

Age	0-50	51-59	60+

Number of Director Nominees	2	3	6

Board Tenure

As a group, the average tenure of the 2020 nominees for election to Grainger's Board of Directors is approximately 10 years, with 36% of the non-employee nominees having Board tenure of less than five years. See Board Qualifications, Attributes, Skills and Background / page 3-5 of this proxy statement for a matrix reflecting tenure for each nominee.

Years of Service	0-5	6-10	11-15	16-25

Number of Director Nominees	4	2	3	2

Board Diversity

In addition to relevant business experience, qualifications, attributes, skills, and the willingness to become a Director, the Board's Criteria also enumerate personal characteristics that the Board should consider, including reputation for ethics and integrity, common sense and judgment, independent and objective thought, and the consideration of diverse opinions.

Regarding diversity, the Criteria specify that consideration will be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it proactively seeks qualified nominees from a variety of backgrounds, including candidates of gender, age, and racial diversity. We have established a standing relationship with a nationally recognized third-party search firm to assist us in identifying potential new Directors. In any retained search for Board candidates, the Board is seeking candidates with gender and racial diversity and will only consider and interview slates that include gender and racially diverse candidates.

6         www.grainger.com

Corporate Governance

The diversity of the Director nominees is set forth below.

Gender	Female	Male

Number of Director Nominees	3	8

Number of Committee Chairs	1 (Audit Committee)	2 (BANC; Compensation Committee)

Race/Ethnicity	African American/Black	Caucasian/White	Hispanic/Latino	Other

Number of Director Nominees	2	8	1	—

ATTENDANCE OF DIRECTORS AT MEETINGS

As set forth in the Operating Principles, Grainger expects all Directors to attend the annual meeting of shareholders, Board meetings, and meetings of committees on which they serve, and to spend the time needed to properly discharge their duties. All Directors attended the 2019 annual meeting. In addition, during 2019, no Director attended fewer than 75% of the total number of Board meetings and meetings of the Committees on which he or she served.

ANNUAL ELECTION OF DIRECTORS

Grainger's Directors are elected for a one-year term each year at the annual meeting of shareholders. Eleven Directors, 10 current Board members and the New Nominee, have been nominated by the Board for election. Each nominee will, therefore, serve until the 2021 annual meeting of shareholders if elected.

As required under Illinois law, majority voting and cumulative voting apply to all Director elections. Under our majority voting standard, Directors are elected by vote of a majority of the shares of Grainger common stock represented and entitled to vote in person or by proxy at the meeting. Under cumulative voting, shareholders have the right to cumulate their votes in the election of Directors. This means that shareholders have a number of votes in the election equal to the number of shares owned multiplied by the number of Directors being elected. Shareholders may cast those votes for the nominees as they choose. For example, all votes may be cast for one nominee, or may be apportioned among two or more nominees. In any matter other than the election of Directors, each share is entitled to one vote.

A shareholder directing to withhold authority for re-election of a Director will have the same effect as votes against the election of that Director. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for Director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.

CANDIDATES FOR BOARD MEMBERSHIP

The BANC recommends to the Board candidates for Board membership.

Before recommending candidates to the Board, the BANC reviews the results of the annual Board evaluation process and its skills matrix in determining the desired skill set for potential new candidates.

Proxy Statement         7

Corporate Governance

The BANC then determines the preferred qualities and characteristics for potential Board nominees, which is then shared with our third-party search firm, by periodically evaluating whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company's shareholders.

The BANC screens Board candidates based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge, experience applicable to Grainger's goals, and diversity.

The BANC is assisted with its recruitment efforts by a nationally recognized third-party search firm, which helps identify candidates that satisfy the Board's criteria. In addition to Board candidates recommended by the BANC, suggestions as to nominees are received from employees, search firms, shareholders, and others.

The proxy access provisions of our By-laws permit a qualifying shareholder or group of up to 20 qualifying shareholders who have maintained continuous qualifying ownership of 3% or more of our outstanding common stock for at least the previous three years to nominate and include in our proxy materials qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board at the time of the nomination, presuming that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.

Any shareholder who would like the BANC to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to be identified as a nominee and to serve as a Director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Grainger's headquarters.

DIRECTOR NOMINEES' EXPERIENCE AND QUALIFICATIONS

The nominees have provided the following information about themselves, including their ages as of March 19, 2020. Each nominee has provided information on his or her relevant background that includes the nominee's experience for at least the past five years. Grainger's nominees have varied

8         www.grainger.com

Corporate Governance

experience, qualifications, attributes, skills, and backgrounds that assist them in providing guidance and oversight to Grainger's management.

The Board has identified experience, qualifications, attributes, skills, and backgrounds that, in light of Grainger's business, structure and challenges, are relevant to service on the Board of Directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience and background to contribute to the Board and Grainger. In addition, the nominees have engaged in continuing education and other programs to remain current in their particular areas of expertise, to further their understanding of corporate governance, and in other matters relevant to Grainger.

The Board believes each of the current nominees qualifies for service on the Board of Directors. Moreover, each of the current nominees has significant leadership experience in large, multifaceted organizations. This leadership experience includes developing and executing corporate strategy, overseeing operations, and managing risks in organizations similar in size or complexity to Grainger.

The summaries provided below are not a comprehensive statement of each nominee's background, but are provided to describe the primary experience, qualifications, attributes, skills, and background that led the Board to nominate each individual.

Proxy Statement         9

Corporate Governance

Rodney C. Adkins Former Senior Vice President of IBM; President of 3RAM Group LLC Independent Director Age: 61 Director Since: 2014 Grainger Board Committees: BANC CCOB	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

International

•

Risk Assessment & Risk Management

•

Technology/Cybersecurity

•

Government/Public Policy

•

Real Estate

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Avnet, Inc. (Chairman of the Board; compensation committee; corporate governance committee)

•

PayPal Holdings, Inc. (audit, risk and compliance committee; corporate governance and nominating committee)

•

United Parcel Service, Inc. (Chair, risk committee; compensation committee)

Prior Public Company Boards

•

Pitney Bowes Inc. (2007-2013) (audit committee; executive compensation committee)

•

PPL Corporation (2014-2019) (audit committee; finance committee)

Prior Business and Other Experience

•

International Business Machines Corporation (IBM), a globally integrated technology and consulting company, where Mr. Adkins held numerous development and management roles, including Senior Vice President of Corporate Strategy (2013-2014); Senior Vice President of Systems and Technology Group (2009-2013); Senior Vice President of Development & Manufacturing (2007-2009); and Vice President of Development of IBM Systems and Technology Group (2003-2007).

•

3RAM Group LLC (2015-present), a privately held company specializing in capital investments, business consulting services and property management, where Mr. Adkins serves as President.

Mr. Adkins served as a Senior Vice President at IBM, where he held various senior roles, including heading Corporate Strategy. Over the course of his 30-year career with IBM, he developed a broad range of experience, including extensive experience in emerging technologies, global business operations, product development, and brand management. He also gained significant experience managing and understanding corporate finance, financial statements and accounting through his many operational roles with IBM.

Additionally, Mr. Adkins managed IBM's supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts.

Mr. Adkins has extensive experience in corporate governance matters, is a recognized leader in technology and technology strategy, and serves as a director of other publicly traded companies with additional responsibilities, including one board chairmanship, and two compensation committee and one audit committee assignments.

10         www.grainger.com

Corporate Governance

Brian P. Anderson Former Chief Financial Officer of OfficeMax Incorporated and Baxter International Inc. Independent Director Age: 69 Director Since: 1999 Grainger Board Committees: Audit BANC	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Real Estate

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

James Hardie Industries plc (Chair, audit committee; remuneration committee)

•

Pulte Group, Inc. (Chair, audit committee; finance and investment committee; nominating and governance committee)

•

Stericycle, Inc. (Chair, audit committee)

Prior Public Company Boards

•

A.M. Castle & Co. (2005-2016) (Chairman of the Board; Chair, audit committee)

Prior Business and Other Experience

•

OfficeMax Incorporated (2004-2005), a distributor of business to business and retail office products, where Mr. Anderson served as Senior Vice President and Chief Financial Officer.

•

Baxter International Inc. (1991-2004), a global diversified medical products and services company, where he held various roles, including Senior Vice President and Chief Financial Officer (1998-2004); Vice President, Finance (1997-1998); Corporate Controller (1993-1997); and Vice President, Corporate Audit (1991-1993).

•

Deloitte LLP (formerly, Deloitte & Touche LLP) (1976-1991), a global professional services firm, where Mr. Anderson served as Audit Partner, for several years.

Mr. Anderson served as the Chief Financial Officer of two large, multinational companies: OfficeMax Incorporated and Baxter International Inc. In the course of his career, he also held various finance positions, including Corporate Controller and Vice President of Audit at Baxter, and spent 15 years at an international public accounting firm, including as an Audit Partner.

As a result, Mr. Anderson has in-depth knowledge of accounting and finance, including in the preparation and review of complex financial reporting statements, as well as experience in risk management and risk assessment and the application of the Committee of Sponsoring Organizations of the Treadway Commission internal controls framework.

Mr. Anderson also has extensive experience sitting on and chairing the audit committees of public companies. He also brings to the Board meaningful experience based on his service as the Company's former Lead Director and former Chairman of the Board of A.M. Castle & Co., as well as his service as a Governing Board Member at the Center for Audit Quality. Mr. Anderson is an audit committee financial expert for purposes of the SEC's rules. See "Audit Committee" below for the Board's determination concerning Mr. Anderson's service on more than three public company audit committees.

V. Ann Hailey

Former Executive Vice President and Chief Financial Officer of L Brands, Inc. (formerly, Limited Brands, Inc.)

Independent Director

Age: 69

Director Since: 2006

Grainger Board Committees:

Chair, Audit

BANC

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Digital/eCommerce

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Realogy Holdings Corp. (Chair, audit committee; nominating and corporate governance committee)

•

TD Ameritrade Holdings, Inc. (audit committee; risk committee; outside independent director's committee)

Prior Public Company Boards

•

Avon Products, Inc. (2008-2016) (audit committee; finance committee)

•

Federal Reserve Bank of Cleveland (2004-2009) (audit committee)

•

L Brands, Inc. (formerly, Limited Brands, Inc.) (2001-2006)

Prior Business and Other Experience

•

L Brands, Inc., a retail apparel, personal care and beauty products company, where Ms. Hailey served as Executive Vice President and Chief Financial Officer (1997-2006); Executive Vice President, Corporate Development (2006-2007); and as a board member (2001-2006).

•

Famous Yard Sale, Inc. (2012-2014), an online marketplace, where Ms. Hailey served as President, Chief Executive Officer and Chief Financial Officer.

•

Gilt Groupe, Inc. (2009-2010), an online shopping and lifestyle company, where Ms. Hailey served as Chief Financial Officer.

•

PepsiCo, Inc. (1977-1990), a global food and beverage company, where Ms. Hailey served in various leadership roles, including Vice President, Headquarters Finance, Pepsi Cola Company; and Vice President, Finance and Chief Financial Officer of Pepsi Cola Fountain Beverage and USA Divisions, as well as holding positions in the marketing and human resources functions.

•

Pillsbury Company and RJR Nabisco Foods, Inc., where Ms. Hailey held various leadership roles.

Ms. Hailey has spent her career as a senior finance executive in consumer businesses, such as L Brands (ten years), PepsiCo (13 years), Pillsbury Company, and RJR Nabisco Foods, and brings extensive financial and operations experience to the Company. In particular, Ms. Hailey possesses broad expertise in finance, strategic planning, branding and marketing, and retailing on a global scale. Ms. Hailey's positions as chief financial officer, her current and prior service on the audit committees of other public companies and as audit chair of the Cleveland Federal Reserve Bank and her accounting and financial knowledge, also impart significant expertise to the Board, including an understanding of financial statements, corporate finance, accounting and capital markets. Ms. Hailey also gained expertise in online businesses as well as new venture management and funding through her experiences at Famous Yard Sale and Gilt Groupe. Ms. Hailey is an audit committee financial expert for purposes of the SEC's rules.

Proxy Statement         11

Corporate Governance

Stuart L. Levenick Former Group President at Caterpillar Inc. Independent Director Lead Director Age: 67 Director Since: 2005 Grainger Board Committees: Chair, BANC CCOB	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Digital/eCommerce

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

International

•

Risk Assessment & Risk Management

•

Government/Public Policy

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Entergy Corporation (since 2005) (lead director (since May 2016); corporate governance committee; executive committee; nuclear committee)

•

Finning International Inc. (since 2016) (Chair, audit committee; corporate governance committee)

Prior Business and Other Experience

•

Caterpillar Inc., a multinational manufacturer of construction and mining equipment, where Mr. Levenick held various leadership roles, including Group President, Customer & Dealer Support (2004-2015); Executive Office Member (2004-2015); Group President of Caterpillar Inc. (2004-2014); Vice President, Caterpillar Inc. and Chairman of Shin Caterpillar Mitsubishi Ltd. (2000-2004); and Vice President, Asia Pacific Division (2001-2004). Prior to 2000, he held various senior positions with Caterpillar in North America, Asia, and Europe.

Mr. Levenick served as a Group President of Caterpillar Inc., leading several divisions for 10 years as part of a 37-year career at the company, in various leadership roles, including as the senior executive of Caterpillar's former joint venture with Mitsubishi in Japan. He has extensive international operations experience as a result of positions outside of the United States in Japan, Singapore, Russia and other countries for more than 20 years. During his career at Caterpillar, Mr. Levenick held leadership roles with operational responsibility for supply chain and logistics, engineering and design, manufacturing, global parts and product support, and global dealer and marketing functions. In addition, he led Caterpillar's global human resources and global purchasing functions.

Mr. Levenick also has experience sitting on and chairing the audit and finance committees of other public companies and brings a broad range of experience to the Board based on his service as the lead director of Entergy Corporation. In addition, Mr. Levenick is a former chairman and director of the Association of Equipment Manufacturers and is a director of the University of Illinois Foundation. He also served as a director of the U.S./Japan Business Council, the U.S./China Business Council, the U.S./Russia Business Council, and as executive director of the U.S. Chamber of Commerce.

D.G. Macpherson Chairman of the Board and Chief Executive Officer of W.W. Grainger, Inc. Chairman of the Board Age: 52 Director Since: 2016	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Digital/eCommerce

•

Marketing/Sales & Brand Management

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

International

•

Risk Assessment & Risk Management

•

Technology/Cybersecurity

•

Government/Public Policy

•

Business Ethics/Corporate Social Responsibility

Business and Other Experience

•

Chairman of the Board of Directors of the Company, a position assumed in October 2017, and Chief Executive Officer of the Company, a position assumed in October 2016, at which time Mr. Macpherson was also appointed to the Board of Directors.

•

Previously, Mr. Macpherson held numerous senior management roles at the Company, including Chief Operating Officer (2015-2016); Senior Vice President and Group President, Global Supply Chain and International (2013-2015); Senior Vice President and President, Global Supply Chain and Corporate Strategy (2012-2013); and Senior Vice President, Global Supply Chain (2008-2012).

•

The Boston Consulting Group, Partner and Managing Director (2002-2008).

Mr. Macpherson has served Grainger in many capacities over his more than 10 years with the Company, including developing Company strategy, overseeing the launch of Grainger's U.S. endless assortment business, Zoro Tools, Inc., building the Company's supply chain capabilities globally and realigning the U.S. business to create greater value for customers of all sizes. Mr. Macpherson also has extensive experience in strategic planning, development and execution. Mr. Macpherson joined Grainger in 2008 after working closely with Grainger for six years as a partner and managing director at The Boston Consulting Group, a global management consulting firm, where he was a member of the Industrial Goods Leadership Team.

12         www.grainger.com

Corporate Governance

Neil S. Novich Former Chairman of the Board, President and Chief Executive Officer of Ryerson Inc. Independent Director Age: 65 Director Since: 1999 Grainger Board Committees: Audit BANC	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

Risk Assessment & Risk Management

•

Technology/Cybersecurity

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Beacon Roofing Supply, Inc. (Chair, compensation committee; former Chair, audit committee)

•

Hillenbrand, Inc. (Chair, audit committee; mergers and acquisitions committee; nominating and corporate governance committee; former Chair, compensation committee)

Prior Public Company Boards

•

Analog Devices, Inc. (2008-2020) (audit committee; former Chair, compensation committee)

•

Ryerson Inc., Chairman of the Board (1999-2007)

Prior Business and Other Experience

•

Ryerson, Inc. (1994-2007), a global metal distributor and fabricator, where Mr. Novich joined in 1994 as Chief Operating Officer, was named President and CEO in 1994, and was additionally appointed Chairman in 1999. He remained Chairman and CEO until 2007, when the company was sold.

•

Bain & Company (1981-1994), an international management consulting firm, where Mr. Novich spent several years as a partner and led the firm's Distribution and Logistics Practice.

Mr. Novich served as the Chairman of the Board, President and Chief Executive Officer of a global public company where he was deeply engaged in its distribution operations on a domestic and international basis, and also on leadership development and human resources functions. He also spent 13 years with a major management consulting firm, where he was a partner and led the firm's Distribution and Logistics Practice. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries.

Mr. Novich also has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with additional responsibilities, including one audit committee chairmanship, one compensation committee chairmanship, and service on various board committees. Mr. Novich is an audit committee financial expert for purposes of the SEC's rules.

Mr. Novich is a trustee of the Field Museum of Natural History and a Member of the Dean's Council to the Physical Sciences Division of the University of Chicago.

Beatriz R. Perez

Senior Vice President and Chief Communications, Public Affairs, Sustainability and Marketing Assets Officer of The Coca-Cola Company

Independent Director

Age: 50

Director Since: 2017

Grainger Board Committees:

BANC

CCOB

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Digital/eCommerce

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

International

•

Government/Public Policy

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Primerica,  Inc. (compensation committee)

Prior Public Company Boards

•

HSBC North America Holdings, Inc. (2007-2014), the HSBC Finance Corporation (2008-2014), and the HSBC Bank Nevada, N.A. (2011-2013) (nominating and governance; risk & compliance committee; audit committee)

Prior Business and Other Experience

•

The Coca-Cola Company (1996-present), a global beverage company, where prior to assuming her current position in March 2017, Ms. Perez held several leadership positions including as the company's first Chief Sustainability Officer (2011- 2017). Prior to that she held various roles of increasing responsibility at The Coca-Cola Company in the North America Operating Division, including Chief Marketing Officer, Senior Vice President Integrated Marketing, and multiple field operating roles.

Ms. Perez is a Senior Vice President and named executive officer of The Coca-Cola Company, a public multinational beverage company, where she leads an integrated team across public affairs and communications, sustainability and marketing assets to support the company's growth model and strategic initiatives. In this role, Ms. Perez aligns a diverse portfolio of work against critical business objectives to support brands, communities, consumers and partners worldwide. During her tenure of more than two decades at that company, she has held several leadership roles while garnering significant experience in marketing and sustainability programs.

Ms. Perez also has experience in corporate governance matters and serves as a director of another publicly traded company, with additional responsibilities including a compensation committee assignment. Ms. Perez is a strong advocate for community service, serving on various non-profit boards, including The Coca-Cola Foundation.

Proxy Statement         13

Corporate Governance

Michael J. Roberts

Former Global President and Chief Operating Officer of McDonald's Corporation; Chief Executive Officer and founder of Westside Holdings LLC

Independent Director

Age: 69

Director Since: 2006

Grainger Board Committees:

BANC

Chair, CCOB

Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

International

•

Government/Public Policy

•

Real Estate

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

CenturyLink, Inc. (human resources and compensation committee; nominating and corporate governance committee)

Prior Public Company Boards

•

Qwest Communications International, Inc. (prior to its acquisition by CenturyLink) (2009-2011) (compensation and human resources committee)

•

SP Plus Corporation (formerly, Standard Parking Corporation) (2010-2013) (audit committee; compensation committee; executive committee)

Prior Business and Other Experience

•

McDonald's Corporation (1997-2006), a global food service retailer, where Mr. Roberts held numerous leadership roles, including President and Chief Operating Officer (2004-2006); Chief Executive Officer, McDonald's USA (2004); President, McDonald's USA (2001-2004); and President, West Division, McDonald's USA (1997-2001).

•

Westside Holdings LLC (2006-present), a marketing and brand development company, where Mr. Roberts is Chief Executive Officer and founder.

Mr. Roberts served as President and Chief Operating Officer of McDonald's Corporation, a public, multinational corporation. In his nearly 30 years with the company, he held key executive roles, including President and Chief Executive Officer of McDonald's USA. In these capacities, he acquired extensive management, and profit and loss responsibilities. He was also responsible for marketing and branding experience, and the international operations of the company. In addition, Mr. Roberts has significant experience in human resources and corporate governance matters and serves as a director of another publicly traded company with additional responsibilities, including service on the human resources and compensation committee.

E. Scott Santi Chairman and Chief Executive Officer of Illinois Tool Works Inc. Independent Director Age: 58 Director Since: 2010 Grainger Board Committees: Audit BANC	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

International

•

Risk Assessment & Risk Management

•

Technology/Cybersecurity

•

Government/Public Policy

•

Business Ethics/Corporate Social Responsibility

Other Current Public Company Boards

•

Illinois Tool Works Inc. (Chairman of the Board, 2015-present); director (2012-present)

Prior Business and Other Experience

•

Illinois Tool Works Inc. (2004-2012), a worldwide manufacturer of engineered components and systems, where Mr. Santi has served as Chief Executive Officer, since November 2012. Previously, Mr. Santi held various senior management roles with ITW, including Vice Chairman of ITW (2008-2012) and Executive Vice President (2004-2008).

Mr. Santi is the Chairman and Chief Executive Officer of ITW, a global public company. In the course of his more than 30 years with ITW, he has served in various management roles for ITW including positions requiring significant operational and financial responsibility. During his tenure he has had extensive international responsibility including operating responsibility for a business with annual international revenues of several billion dollars. Mr. Santi has significant experience with mergers and acquisitions and integrating acquired companies. He has also had significant strategic marketing responsibilities and human resource experience including compensation policy, leadership development and succession planning. Mr. Santi is an audit committee financial expert for purposes of the SEC's rules. In addition, Mr. Santi is a member of the board of directors of the Federal Reserve Bank of Chicago. He also serves as a trustee or director in various civic, non-profit and other boards, including the board of trustees of Northwestern University, the Museum of Science and Industry, and Rush University Medical Center and the board of directors of United Way of Metropolitan Chicago, the Economic Club of Chicago, and the Chicago Council on Global Affairs.

14         www.grainger.com

Corporate Governance

Susan Slavik Williams President, Four Palms Ventures; Director, Mark IV Capital, Inc.; President, The Donald Slavik Family Foundation Director Nominee Age: 51 Director Since: New Nominee	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Marketing/Sales & Brand Management

•

Human Resources/Compensation

•

Public Company/Leadership

•

Risk Assessment & Risk Management

•

Real Estate

•

Business Ethics/Corporate Social Responsibility

Business and Other Experience

•

Four Palms Ventures, a venture capital firm founded by Ms. Slavik Williams focused on investing in early stage agtech and other technology companies, where Ms. Slavik Williams serves as President (2019-present).

•

Mark IV Capital, Inc., a private commercial real estate development and investment company, where Ms. Slavik Williams serves on its Board of Directors and presently chairs its compensation committee (1989-present).

•

The Donald Slavik Family Foundation, a nonprofit organization supporting programs that preserve wildlife and the environment, where Ms. Slavik Williams presently serves as President and a member of its Board of Directors (1995-present).

•

Ernst & Young Consulting (now Capgemini), a global consulting and technology services company, where Ms. Slavik Williams was a Manager (1994-1998).

Ms. Slavik Williams is a private investor who has been a long-term significant shareholder of the Company as well as an entrepreneur and environmentalist. She has expansive knowledge in investments, financing, and real estate, including as a result of her 30 years of service on the board of directors of Mark IV Capital, Inc., where she presently chairs the compensation committee. She also has a deep understanding of environmental and social matters, working for 25 years as President and member of the board of directors of a foundation focused on wildlife preservation in the United States, Africa, South America, and Asia. Since 2017, Ms. Slavik Williams has served as a member of the board of directors of iSelect Fund, a venture capital investment firm. For 12 years, Ms. Slavik Williams was a director of the Saint Louis Zoo and currently serves on the conservation committee of its strategic planning group. As a longstanding significant shareholder of the Company, she possesses extensive knowledge of the Company's business, organization, and culture. Ms. Slavik Williams is the cousin of James D. Slavik, a current Director who is not standing for re-election at the Annual Meeting.

Lucas E. Watson Chief Marketing Officer and Rideshare General Manager at GM Cruise LLC Independent Director Age: 49 Director Since: 2017 Grainger Board Committees: Audit BANC	Qualifications, Attributes and Skills

•

Operational/Strategy

•

Finance/Capital Allocation

•

Supply Chain/Logistics

•

Digital/eCommerce

•

Marketing/Sales & Brand Management

•

Public Company/Leadership

•

Corporate Governance/Public Company Experience

•

International

•

Technology/Cybersecurity

•

Government/Public Policy

•

Business Ethics/Corporate Social Responsibility

Prior Business and Other Experience

•

Intuit, Inc. (2016-2018), a global provider of business and financial management solutions, where Mr. Watson served as an Executive Vice President and Chief Marketing and Sales Officer.

•

Google, Inc. (2011-2016), a global technology company, where Mr. Watson served as Vice President, Global Brand Solutions.

•

Procter & Gamble Company (1994-2011), a global consumer products company, where Mr. Watson served in various sales, marketing and digital business roles.

Mr. Watson is currently Chief Marketing Officer and Rideshare General Manager at GM Cruise LLC, an autonomous vehicle technology company owned by General Motors company. Previously, he served as Executive Vice President and Chief Marketing and Sales Officer at Intuit, where he led the company's global sales and go-to-market efforts bringing Intuit's financial management solutions to market across a variety of channels while focusing on global brand expansion, market share growth and strengthening brand equity. As Vice President, Global Brand Solutions at Google, he led the company's brand advertising business, working with some of the world's leading companies to build stronger and more trusted brands. At Procter & Gamble, a global consumer products company, he served as a Digital Marketing executive and held a variety of other roles across the globe. While at P&G, Mr. Watson drove P&G's digital initiatives for 75 brands across 200 countries. During his tenure of more than two decades at these multinational public companies, Mr. Watson has held several leadership roles while acquiring a deep understanding of sales, marketing, technology and digital business.

Proxy Statement         15

Corporate Governance

2019 BOARD MEETINGS AND COMMITTEE MEMBERSHIP

The Operating Principles provide for the Board's Committees and the process for selecting Committee leadership. The BANC's recommendations are considered by the Board following each annual meeting of shareholders. The Committees are appointed by the Board based on recommendations of the BANC. As required by each Committee's charter, all members of each Committee must be "independent" Directors.

Five meetings of the Board were held in 2019. Each Board meeting included at least one executive session, during which only independent Directors were present. In total, 18 Committee meetings were held in 2019. During each Committee meeting, Committee members met in closed session, without management present. The Committees report regularly to the full Board on their activities and actions.

The Board has delegated certain responsibilities and authority to its standing Committees, as described below.

	Audit Committee	Board Affairs & Nominating Committee	Compensation Committee

Rodney C. Adkins
Brian P. Anderson
V. Ann Hailey
Stuart L. Levenick
Neil S. Novich
Beatriz R. Perez
Michael J. Roberts
E. Scott Santi
James D. Slavik †
Lucas E. Watson

 Chairperson      Member      Lead Director

†
Mr. Slavik is retiring from the Board effective immediately following the Annual Meeting and is not standing for re-election.

Each Committee has a charter that it reviews annually and then makes recommendations to our Board for charter revisions that may be needed to reflect evolving best practices. Copies of each Committee charter are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

16         www.grainger.com

Corporate Governance

AUDIT COMMITTEE	Number of Meetings Held in Fiscal 2019: 8

The Audit Committee of the Board (the Audit Committee) met eight times in 2019. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the U.S. Securities and Exchange Commission (the SEC) and in the listing standards of the NYSE. The Board has determined that each of the members of the Audit Committee is financially literate and that each of Ms. Hailey, Mr. Anderson, Mr. Novich, and Mr. Santi is an "audit committee financial expert," as that term is defined in the applicable rules of the SEC. Further, in accordance with applicable NYSE listing standards, the Board has considered Mr. Anderson's simultaneous service on the audit committees of more than three public companies, namely the audit committees of Grainger, PulteGroup Inc., James Hardie Industries plc, and Stericycle, Inc., and has determined that this service will not impair his ability to serve effectively on the Company's Audit Committee.

The Audit Committee assists the Board in its oversight responsibility with respect to the following:

  •
  Grainger's financial reporting process;

  •
  Grainger's systems of internal accounting, financial, and disclosure controls;

  •
  the integrity of Grainger's financial statements;

  •
  Grainger's compliance with legal and regulatory requirements;

  •
  Grainger's enterprise risk management systems and processes, including as to business continuity, cybersecurity, privacy, legal and other risks;

  •
  the qualifications and independence, as well as the appointment, compensation, retention, evaluation, and termination, of Grainger's independent auditor, the resolution of disagreements between management and the independent auditor regarding financial reporting, and the selection of the auditor's lead audit partner;

  •
  the performance of Grainger's internal audit function and the independent auditor;

  •
  the pre-approval of audit and permissible non-audit services and fees to be provided by the independent auditor;

  •
  activities and amendments relative to the Company's ERISA plans that involve the investment of funds, subject to coordination with the Compensation Committee where appropriate;

  •
  the establishment of procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and

  •
  compliance with Grainger's Business Conduct Guidelines, including review of potential violations communicated through the Company's confidential reporting channels.

Proxy Statement         17

Corporate Governance

BOARD AFFAIRS AND NOMINATING COMMITTEE	Number of Meetings Held in Fiscal 2019: 5

The Board Affairs and Nominating Committee of the Board (the BANC) met five times in 2019. The Board has determined that each of the members of the BANC is "independent," as defined in the independence requirements for members of nominating committees contained in the applicable listing standards of the NYSE.

The BANC assists the Board in its oversight responsibility as follows:

Board Composition and Renewal

  •
  makes recommendations to the Board regarding the makeup and size of the Board and the types and functions of its Committees and their initial respective charters;

  •
  establishes specific written criteria by which Director nominees shall be qualified;

  •
  periodically evaluates whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company's shareholders;

  •
  determines the preferred qualifications and characteristics for potential Board nominees, which is shared with our third-party search firm;

  •
  identifies and screens potential nominees, consistent with the criteria approved by the Board;

Governance

  •
  makes recommendations concerning Director and nominee independence, attendance and performance;

  •
  reviews any transactions between Grainger and related persons (as further discussed below);

  •
  evaluates in its annual review the overall performance of the Board and its Committees;

  •
  oversees corporate governance, including:

    o
    making initial assessments regarding major issues or proposals concerning corporate governance,

    o
    recommending corporate governance guidelines, including annual review of the Committee charters, the Operating Principles for the Board, and the Criteria for Membership on the Board,

    o
    recommending the Lead Director,

    o
    recommending Board Committee responsibilities, Committee Chairs, and members,

    o
    determining policies regarding rotation of Directors among the Committees,

    o
    evaluating the Board in the area of corporate governance, including the adequacy of the information supplied to the Board,

    o
    evaluating the Board's performance of its oversight responsibilities relative to the management of Grainger, and

    o
    recommending retirement, compensation, and other policies applicable to Directors;

18         www.grainger.com

Corporate Governance

Corporate Social Responsibility (CSR)

  •
  oversees on an annual basis the Company's corporate social responsibility activity to advance the interests of shareholders, including involvement in the communities Grainger serves and promotion of a sustainable environment;

Succession Planning and Management Development

  •
  works with the Compensation Committee to annually review senior management organization and succession; and

  •
  leads the annual review of management's performance, including the CEO to the extent necessary to supplement the Compensation Committee of the Board's review of CEO performance relative to CEO compensation goals and objectives.

COMPENSATION COMMITTEE	Number of Meetings Held in Fiscal 2019: 5

The Compensation Committee of the Board (the Compensation Committee) met five times in 2019. The Board has determined that each member of the Compensation Committee is "independent," as defined in the independence requirements for members of compensation committees in the applicable rules of the SEC, the listing standards of the NYSE, and under the Internal Revenue Code.

The Compensation Committee assists the Board in its oversight responsibility as follows:

  •
  oversees Grainger in the area of compensation and benefits to ensure that:

    o
    the Board appropriately discharges its responsibilities relating to senior management compensation,

    o
    the Company maintains a market competitive compensation structure designed to attract, motivate, develop, and retain key talent,

    o
    compensation and benefit policies and practices reflect the highest level of transparency and integrity,

    o
    compensation is aligned with shareholder value creation and strategic objectives,

    o
    compensation, especially senior management compensation, is linked to both personal and Company performance, and provides appropriate incentives to increase shareholder value,

    o
    the Company's compensation policies and practices for all employees are designed with appropriate incentives that do not encourage unnecessary or excessive risk taking, and are administered in a transparent manner,

    o
    the interests of shareholders are protected, and

    o
    all equity-based plans and incentive plans are appropriately designed and administered, including the review and approval of the performance measures applicable to the Company's short-term and long-term incentive plans;

  •
  provides independent oversight of the administration of the Company's shareholder approved equity plans;

  •
  annually reviews and approves CEO compensation, as follows:

Proxy Statement         19

Corporate Governance

      o
      reviews and approves corporate goals and objectives relevant to CEO compensation,

      o
      evaluates CEO performance in light of those corporate financial goals and objectives, with assistance from the Lead Director and the other Board Committees, as appropriate, and

      o
      together with the other independent Directors, determines and approves, in its sole discretion, the CEO's total compensation based on the above evaluation, in executive session without members of management present;

  •
  reviews and recommends to the Board for approval the compensation paid to the CEO's direct reports, including the other Named Executive Officers (NEOs);

    o
    Members of management (including some of the NEOs) assist the Compensation Committee in providing recommendations for the design of Grainger's compensation program for its NEOs, other officers, and employees. Management also recommends salary and award levels for the Committee's review and recommendation, except those related to the CEO;

  •
  together with the other independent Directors as directed by the Board, determines, in their sole discretion, the appropriate compensation design and level of CEO compensation in executive session without members of management present;

  •
  approves annual grants of equity-based compensation awards (including, restricted stock units (RSUs) and performance stock units (PSUs)) to NEOs, other officers and employees under approved shareholder plans; and, may delegate to management limited authority to grant "off-cycle" equity-based compensation awards of stock options and RSUs to non-officer employees and to CEO direct reports that are new hires; and, awards under this authority are granted pursuant to terms and conditions approved by the Compensation Committee. Management informs the Compensation Committee of the awarded grants at the Compensation Committee's next meeting. The pool of shares available to management under this delegation is refreshed annually by the Compensation Committee. The Compensation Committee may terminate this delegation of authority at its discretion; and

  •
  retains, terminates, and approves the compensation for an independent compensation consultant that will report directly to the Compensation Committee, determines the independence of such independent compensation consultant, and routinely meets in an executive session with the independent compensation consultant, without management present.

20         www.grainger.com

Corporate Governance

LEADERSHIP STRUCTURE

The Board has strong governance structures and processes in place to ensure the independence of the Board. These structures and processes, which are reflected in the Operating Principles and the Committees' charters, allow for the independent Directors to effectively exercise the Board's authority in overseeing critical matters of strategy, operations, enterprise risk management, and financial reporting.

The Board carefully considers its leadership structure and believes that a combined Chairman/CEO position, coupled with an independent Lead Director appointed by the Board, represents the best leadership structure for Grainger. In the Board's view, having a single individual serving as both the Chairman and CEO assists in the timely flow of relevant information, which supports effective Board decision-making and provides a useful connection between the Board and management so that Board actions are appropriately and efficiently executed.

In deciding that a combined Chairman and CEO position is the appropriate leadership structure for Grainger, the Board also recognized the need for independent leadership and oversight. The Lead Director is responsible for facilitating Board involvement in major issues and/or proposals, ensuring that the Board is addressing major strategic and operational initiatives, reviewing meeting agendas and information to be provided to the Board, consulting with Directors, the CEO and management, and presiding at executive sessions of the Board. With the Lead Director performing these important duties, the Board does not believe that separating the role of the Chairman and CEO would result in strengthening Grainger's corporate governance or in creating or enhancing long-term value for our shareholders.

The duties performed by the independent Directors, either collectively or through Committees comprised solely of independent Directors, include selecting the Chairman and CEO and evaluating his or her performance, and setting his or her compensation.

The Board believes that given Grainger's corporate governance structures and processes, a combined Chairman and CEO position in conjunction with an independent Lead Director provides effective oversight of management by the Board and results in a high level of management accountability to shareholders.

LEAD DIRECTOR

Under Grainger's By-Laws and the Operating Principles, the Lead Director is elected by and from the Board's independent Directors. The current Lead Director, Mr. Stuart L. Levenick, was appointed to serve in this capacity after the April 2014 annual meeting of shareholders. Among the duties assigned to the Lead Director is the responsibility for:

  •
  presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors;

  •
  serving as the primary liaison between the Chairman and the independent Directors;

  •
  calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board;

  •
  soliciting feedback from non-employee Directors on agenda items for Board meetings and collaborating with the Chairman in developing and approving Board meeting agendas;

Proxy Statement         21

Corporate Governance

  •
  coordinating with the Board Affairs and Nominating Committee and the applicable Board Committee Chairs the annual self-evaluation of the performance and effectiveness of the Board, its Committees and individual Directors;

  •
  leading the Board in its annual review of the Board and management's performance, including the CEO, to the extent necessary to supplement the Compensation Committee's review of the CEO's performance relative to applicable compensation goals and objectives;

  •
  being available, as necessary, for consultation and communication with major shareholders;

  •
  coordinating with the BANC the Director recruitment and interview process; and

  •
  reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items.

BOARD, COMMITTEE AND DIRECTOR EVALUATIONS

The Board recognizes that a rigorous, ongoing evaluation process is an essential component of strong corporate governance practices and promoting continuing Board effectiveness. Each year, the Board conducts a three-part evaluation process coordinated by the Lead Director and the Committee Chairs: full Board evaluation, Committee evaluations, and Director self-assessments. To help make sure the evaluations are useful and that we are implementing best practices, we routinely review the evaluation process with an external governance expert.

Our historic approach has been to ask each Director to respond to written survey questions on how the Board performs. We have also sought written feedback on more open-ended topics, including Board and Committee processes and effectiveness.

In reviewing our approach to evaluation, including the actions that resulted from past surveys, in 2019 we decided to adopt a new approach designed to facilitate conversation focused on the Board's challenges and opportunities. We made the following changes:

  1)
  Rather than relying on written questionnaires, there were one-on-one discussions of open-ended questions on Board, Committee, and individual Director engagement and effectiveness.

  2)
  Questions related to (a) Board composition dynamics, operations, structure, performance and composition and (b) the Board's engagement in strategy, enterprise risk management, reputation/culture, and the Company's business.

  3)
  As before, the Lead Director conducted the Board evaluation and individual Director self-evaluations, while the Committee Chairs conducted evaluations for their respective Committees.

  4)
  Management's feedback on the Board's operation and engagement was provided to the Board.

  5)
  We also adopted an "after action" process that reviews routine matters such as information flow, meeting content, and management interaction following each meeting in executive session.

We believe that this open-ended question/interview approach helps elicit thoughtful and useful responses that encourage more valuable conversations and actionable insights. Supplementing the annual surveys is a continuous feedback loop that does not rely solely on a single, formal event at the end of the year.

As before, the results of the evaluations/interviews were compiled anonymously. The Lead Director discussed with the Board the results of the Board evaluations, individual Director self-assessments, and the management leadership team feedback, while the Committee Chairs discussed the results of the Committee evaluations with their respective Committees.

22         www.grainger.com

Corporate Governance

Below is an overview of the key steps in the annual evaluation process:

Annual Board, Committee and Director Evaluation Process

Proxy Statement         23

Corporate Governance

The information gained through this process helps shape the content of educational presentations to the Board and identify the skill sets desirable in Director searches conducted from time-to-time by the Board.

Among the actions that resulted from the Board's evaluation processes were an analysis of the desired skill sets for future directors and changes to meeting agenda to create more time for in-depth discussions.

BOARD OVERSIGHT

The Board oversees, counsels, and directs management in the long-term interests of the Company and its shareholders. The Board's oversight responsibilities include, among other things:

  •
  helping management assess short-term and long-term strategies for the Company and evaluating management's performance against its goals;

  •
  selecting, evaluating the performance of, and determining the compensation of the CEO and other executive officers;

  •
  ensuring effective succession planning to maximize long-term corporate performance;

  •
  overseeing enterprise risk management processes and policies of the Company;

  •
  monitoring the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics;

  •
  encouraging management communication with our shareholders;

  •
  assessing and monitoring the Company's culture; and

  •
  overseeing the Company's commitment to corporate social responsibility.

Board's Role in Shareholder Engagement

The Board believes it is important that the Company's strategy is effectively communicated to the Company's shareholders, and that shareholders' perspectives are understood and considered by the Board, including as to strategy, business performance, corporate governance, executive compensation practices, and other environmental, social, and governance concerns. During 2019, the Company proactively arranged for the Board's Lead Director to meet with a variety of institutional investors to explain the Company's corporate governance practices and policies as part of a corporate governance roadshow.

As part of its oversight role, the Board routinely receives reports and briefings from the Company's Investor Relations team. Grainger has a comprehensive shareholder engagement program to reach a significant cross-section of our shareholder base, including large institutional investors, pension funds, and other investors. Our CEO, CFO and VP, Investor Relations, and other members of our Investor Relations team, maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, and environmental, social and governance matters. Contact with shareholders includes quarterly earnings calls, individual meetings and other channels of communication. In 2019, we engaged with shareholders representing over 40% of our outstanding shares. Throughout the shareholder engagement in 2019, the Board routinely received updates from the Company's CFO and VP, Investor Relations, regarding shareholder concerns, trends, and various questions.

24         www.grainger.com

Corporate Governance

Succession Planning and Employee Development

The Board recognizes that it has an important duty to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other key leadership positions. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the BANC. The BANC reports on its activities to the full Board, which routinely addresses planned succession scenarios and also has developed emergency succession plans reviewed annually.

Recruiting, developing, promoting and retaining top diverse talent is a key priority for the Company. The Board conducts in-depth reviews of senior leader development. This review addresses the Company's management development initiatives, assesses senior management resources, and identifies individuals who should be considered as potential future senior executives. To ensure that the succession planning and management development process supports and enhances Grainger's strategic objectives, the Board and the BANC also regularly consult with the Chairman of the Board and CEO on the Company's organizational needs, the leadership potential and related development plans for key managers and plans for future development and emergency situations.

To supplement these efforts, throughout the year, the senior management team, as well as a broader array of executives throughout our businesses, make presentations to the Board and its Committees and also interact with the Directors during Board dinners that coincide with our regularly scheduled Board meetings or visits to our operations. This engagement between Directors and our current and future leaders gives our Directors meaningful insight into our current pool of talent, what attracts and retains our executives, and the Company's culture.

Board's Role in Risk Oversight

The Board has overall responsibility for risk oversight, with the Audit Committee assisting the Board in performing this function. The Board's role is to oversee the Company's enterprise risk management (ERM) programs, including risk assessment and risk management processes and policies used by Grainger to identify, assess, monitor and address potential financial, compensation, operational, strategic and legal risks on an enterprise-wide basis.

As part of its ERM oversight, the Board oversees and reviews the Company's programs and processes for cybersecurity risk, including the Company's framework for preventing, detecting, and addressing cybersecurity incidents. To help inform its approach to devising an appropriate governance framework, cadence, metrics, and reporting to discharge its cybersecurity oversight responsibilities, the Board appointed an Ad Hoc Committee on Cybersecurity constituted of Grainger Directors with technology and cybersecurity experience. The Board's cybersecurity oversight framework—full Board ownership and oversight, with Audit Committee support, and quarterly informational updates and annual briefings—was implemented upon the recommendation of the Ad Hoc Committee, which remains available to provide strategic advice as needed.

Both the Board and the Audit Committee regularly review Grainger's risk assessment and management processes and policies, including receiving regular reports from the Company's Chief Information Security Officer, and the members of Grainger's management who are responsible for the effectiveness of Grainger's ERM program. As part of its oversight responsibility, the Compensation Committee assesses the relationship between potential risk created by Grainger's compensation programs and their impact on long-term shareholder value.

Proxy Statement         25

Corporate Governance

Corporate Social Responsibility

Grainger is committed to being a responsible corporate citizen and strives to integrate environmental, social and governance (ESG) principles into the daily operation of its business. Grainger's Corporate Social Responsibility (CSR) platform includes our commitment to operating responsibly, valuing our people, serving our communities and sustaining our environment. These commitments shape our focus on corporate citizenship and fuel our determination to make a positive difference today and in the future.

We integrate citizenship initiatives into the Company's strategy and daily operations at each level of our business. This begins with oversight by the BANC. The BANC annually reviews the Company's promotion of environmental sustainability and community engagement. In addition, the BANC receives routine reports and updates on ESG matters. In 2017, the Board appointed a new Director with expertise in sustainability and the New Nominee has expertise on environmental matters. The Company's CSR Advisory Council, led by a senior executive and comprised of a select group of senior-level team members, provides guidance, strategic awareness and counsel to the Company's CSR program. Also, the Company has a cross-functional CSR Working Group that implements day-to-day programs and drives progress toward the success of our roadmap.

Grainger strives to ensure its team members reflect its increasingly global and diverse customer base. Diversity and inclusion are integral to Grainger's business success. The Company is committed to fostering an inclusive environment where all team members feel safe, valued and encouraged to voice their opinions regardless of age, gender, race, religion, ethnicity, sexual orientation, veteran status, disabilities or backgrounds. Grainger is also committed to leadership effectiveness as part of its people strategy.

The Company began reporting with reference to the Global Reporting Initiative's Sustainability Reporting Standards in 2016 and, since 2017, has been a member of the Dow Jones Sustainability Index. Grainger continues to evolve its ESG program in a manner that is beneficial to the Company and its investors. As part of this commitment, Grainger is working toward aligning its ESG reporting to the Sustainability Accounting Standards Board (SASB) and the Task Force on Climate-related Financial Disclosures (TCFD) frameworks by the end of 2020.

Grainger publishes an annual CSR report that is periodically updated and, while it is available under "Corporate Citizenship" in the Investor Relations section of our website at http://www.GraingerCSR.com, it is not being incorporated by reference into this proxy statement.

OTHER COMMUNICATIONS WITH DIRECTORS

Grainger has established a process by which shareholders and other interested parties may communicate with the Board, its Committees, and/or individual Directors on matters of interest. Such communications should be sent in writing to:

[Name(s) of Director(s)]
or
[Non-management Directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 66
Lake Forest, Illinois 60045-0066

26         www.grainger.com

Corporate Governance

If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available in the are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

AVAILABLE INFORMATION

All the documents below are available to shareholders and under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/ or in print, free of charge, upon request to the Corporate Secretary at Grainger's headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

Business Conduct Guidelines

Grainger has adopted Business Conduct Guidelines for Directors, officers, and employees, which incorporate the Code of Ethics required by the SEC to apply to a company's chief executive officer, chief financial officer, and chief accounting officer or controller. The Company provides annual Business Conduct Guidelines training and all Directors, officers, and employees are required to certify annually that they have read, understand and are in compliance with the Business Conduct Guidelines. Our Business Conduct Guidelines are posted in the Governance section on Grainger's website at http://invest.grainger.com/.

Operating Principles for the Board of Directors

Grainger also has adopted Operating Principles for the Board of Directors, which represents its corporate governance guidelines. The Operating Principles are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

Committee Charters

The charters, as adopted by the Board and amended from time to time, of the Audit Committee, the BANC, and the Compensation Committee are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/.

Corporate Social Responsibility

Grainger publishes a CSR report that is periodically updated and, while it is available under "Corporate Citizenship" in the Investor Relations section of our website at http://www.GraingerCSR.com, it is not being incorporated by reference into our proxy statement.

Proxy Statement         27

Corporate Governance

DIRECTOR COMPENSATION

    Grainger's non-employee Directors each receive an annual cash retainer of $100,000 and an annual deferred stock grant of $145,000. The Lead Director and Directors serving as Committee Chairs receive an additional annual cash retainer.

Grainger's non-employee Directors are compensated at a level that approximates median market practice. In benchmarking Director pay, Grainger uses the same compensation comparator group that is used to benchmark compensation for Grainger's executives as described in the Compensation Discussion and Analysis / page 39. The Compensation Committee's independent compensation consultant periodically reviews and updates the comparator group as well as comparative compensation information and advises on Director compensation.

The Directors' compensation program, which was last adjusted in April 2018, consists of the following:

Compensation for	Value

Annual Cash Retainer for each Director	$100,000

Deferred Stock Unit Grant for each Director	$145,000

Annual Retainer for the Lead Director	$25,000

Chair Retainers:
Audit Committee	$20,000
Compensation Committee	$15,000
Board Affairs and Nominating Committee	$10,000

All non-employee Directors receive an annual deferred stock unit grant worth $145,000. In 2019, the number of shares covered by each grant was equal to $145,000 divided by the 20-day average stock price through January 31 (a methodology consistent with the calculation used for equity awards to grant-eligible employees), rounded up to the next whole share. Beginning with the 2020 equity grants, Grainger has adjusted this methodology to be the 20-day average stock price through March 31. The deferred stock units are settled in shares upon termination of service as a Director. Directors may defer their annual cash retainers, Lead Director retainer, and Committee Chair retainers (as applicable), into a deferred stock unit account.

Stock ownership guidelines applicable to non-employee Directors were established in 1998. These guidelines provide that within five years after election, a Director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The hedging or pledging of Company shares by Directors or executive officers is prohibited by Company policy (see Hedging and Pledging Prohibition / page 59). No Directors (or executive officers) have hedged or pledged any of the shares beneficially owned by them and all Directors are currently in compliance with the ownership guidelines.

Grainger matches Directors' charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 per Director annually and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.

Mr. Macpherson, who is an employee of Grainger, does not receive any compensation for serving as a Director.

28         www.grainger.com

Corporate Governance

2019 Director Compensation

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation (3)	Total

Rodney C. Adkins	$100,000	$147,475	$7,500	$254,975

Brian P. Anderson	$100,000	$147,475	$0	$247,475

V. Ann Hailey	$120,000	$147,475	$0	$267,475

Stuart L. Levenick	$135,000	$147,475	$0	$282,475

Neil S. Novich	$100,000	$147,475	$7,500	$254,975

Beatriz R. Perez	$100,000	$147,475	$7,500	$254,975

Michael J. Roberts	$115,000	$147,475	$7,500	$269,975

E. Scott Santi	$100,000	$147,475	$0	$247,475

James D. Slavik	$100,000	$147,475	$7,500	$254,975

Lucas E. Watson	$100,000	$147,475	$7,500	$254,975

(1)
Represents cash fees received in 2019.

(2)
Represents the grant date fair value of an award of 503 deferred stock units made on April 24, 2019, with immediate vesting that will be paid upon termination from service, computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The number of stock units was determined by dividing the grant dollar value by the 20-day average stock price as of January 31 in the year of the grant, a methodology consistent with the calculation used for equity awards to grant-eligible employees.

(3)
Represents amount paid by the Company to charitable organizations as part of the Company's matching gift program with respect to donations made and matched in 2019. The Directors receive no direct or indirect benefit from the matching contributions.

Proxy Statement         29

Corporate Governance

OWNERSHIP OF GRAINGER STOCK

Security Ownership of Certain Beneficial Owners

The following table sets forth information concerning any person known to Grainger to beneficially own more than 5% of Grainger's common stock, as of December 31, 2019 except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	5,865,471(2)	10.88%

Susan Slavik Williams 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	4,810,153(3)	8.96%

Longview Partners (Guernsey) Limited PO Box 559 Mill Court La Charroterie St Peter Port Guernsey GY1 6JG United Kingdom London EC4V 3RL	4,106,146(4)	7.65%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3,182,616(5)	5.9%

(1)
Unless otherwise indicated, percentages calculated are based upon Grainger common stock outstanding as set forth in the statements on Schedule 13G or 13G/A filed by the respective beneficial owners with the SEC.

(2)
Based on information provided in a Schedule 13G/A filed on February 12, 2020, The Vanguard Group has sole voting power with respect to 68,040 shares, shared voting power with respect to 13,273 shares, sole dispositive power with respect to 5,787,915 shares, and shared dispositive power with respect to 77,556 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., beneficially owns 51,869 shares or 0.09% of the common stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., beneficially owns 41,180 shares or 0.07% of the common stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings. The Schedule 13G/A certifies that the securities were acquired in the ordinary course of business and not with the purpose or effect of changing or influencing the control of Grainger.

(3)
Based on information provided in a Schedule 13G/A filed on March 5, 2020, Ms. Slavik Williams has sole voting power with respect to 4,801,811 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 3,166,051 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams aggregate beneficial ownership of 4,810,153 shares excludes 783,743 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power. The 8.96% calculation is based on the number of shares shown to be outstanding as of January 31, 2020 on Grainger's Annual Report on Form 10-K filed on February 20, 2020. Ms. Slavik Williams, a Director nominee for election at the Annual Meeting, is the cousin of James D. Slavik, a current Director who is not standing for re-election at the Annual Meeting. Neither Mr. Slavik nor Ms. Slavik Williams has any beneficial ownership of the other's shares.

(4)
Based on information provided in a Schedule 13G filed on February 11, 2020, Longview Partners (Guernsey) Limited, Longview Partners LLP, and Longview Partners (UK) Limited (collectively referred to hereafter as "Longview Partners")

30         www.grainger.com

Corporate Governance

  each has (i) shared voting power with respect to 2,457,292 shares and (ii) shared dispositive power with respect to 4,106,146 shares. Longview Partners (Guernsey) Limited is an investment advisor registered under section 203 of the Investment Advisors Act of 1940. Longview Partners (UK) Limited is 100% owned by Longview Partners (Guernsey) Limited. Longview Partners (UK) Limited is the managing member of Longview Partners LLP. The shares reported herein have been acquired on behalf of discretionary clients of Longview Partners. Persons other than Longview Partners are entitled to receive dividends from, and proceeds from the sale of, those shares. None of those persons to the knowledge of Longview Partners has an economic interest in more than 5% of the class. The Schedule 13G certifies that the securities were acquired and held in the ordinary course of business and not with the purpose or effect of changing or influencing the control of Grainger.

(5)
Based on information provided in a Schedule 13G/A filed on February 6, 2020, BlackRock, Inc. has sole dispositive power with respect to all of the shares, and sole voting power with respect to 2,659,715 shares. Various non-person entities have the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of Grainger's common stock. No one person's interest in the Grainger common stock is more than five percent of the total outstanding common shares. The Schedule 13G/A certifies that the securities were acquired and held in the ordinary course of business and not with the purpose of changing or influencing the control of Grainger.

Proxy Statement         31

Corporate Governance

Security Ownership of Management

The table below shows the ownership of Grainger common stock by each Director nominee, each of our NEOs, and all Director nominees and all executive officers as a group, as of March 2, 2020 except as otherwise noted below.

Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.

Name of Beneficial Owner	Shares	Stock Option Shares Exercisable within 60 Days (1)	Stock Units (2)	Percent of Class (3)

Rodney C. Adkins	400	0	3,767	*

Brian P. Anderson	3,340	0	18,825	*

V. Ann Hailey	200	0	12,871	*

John L. Howard (4)	415,125	51,620	24,811	*

Stuart L. Levenick	400	0	19,438	*

D.G. Macpherson	34,039	129,773	8,507	*

Deidra C. Merriwether	0	10,580	5,092	*

Neil S. Novich	4,605	0	28,118	*

Thomas B. Okray	1,690	3,118	5,823	*

Beatriz R. Perez	0	0	2,367	*

Paige K. Robbins	6,252	21,789	4,038	*

Michael J. Roberts	1,000	0	22,810	*

E. Scott Santi	303	0	7,931	*

James D. Slavik (5)	2,033,325	0	22,341	3.79%

Susan Slavik Williams (6)	4,810,153	0	0	8.96%

Lucas E. Watson (7)	195	0	2,379	*

Directors and Executive Officers as a group	7,311,895	219,090	193,230	13.97%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
Represents the number of stock units credited to the accounts of non-employee Directors, and the number of RSUs credited to the accounts of executive officers. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

(3)
An asterisk (*) indicates less than 1%.

(4)
Includes 18,406 shares as to which Mr. Howard has sole voting and investment power, and 396,719 shares as to which Mr. Howard may be deemed to have shared voting and investment power, by virtue of his serving as a director of The Grainger Foundation, Inc. The Grainger Foundation was established in 1949 by William Wallace Grainger, the founder of Grainger, and is not affiliated with Grainger.

(5)
Based on information provided in a Schedule 13G/A filed on March 5, 2020, Mr. Slavik has sole voting power with respect to 1,159,833 shares, shared voting power with respect to 873,492 shares, sole dispositive power with respect to 1,159,833 shares, and shared dispositive power with respect to 873,492 shares. Mr. Slavik's aggregate beneficial ownership of 2,033,325 shares excludes 1,038,890 shares that are held in trusts for the benefit of Mr. Slavik's adult children who do not share his

32         www.grainger.com

Corporate Governance

  home and who serve as sole trustees of such trusts. The 3.79% calculation is based on 53,673,069 shares of common stock outstanding as of March 2, 2020, the record date for the Annual Meeting. Mr. Slavik, a current Director who is not standing for re-election at the Annual Meeting, is the cousin of Susan Slavik Williams, a Director nominee for election at the Annual Meeting. Neither Mr. Slavik nor Ms. Slavik Williams has any beneficial ownership of the other's shares

(6)
Based on information provided in a Schedule 13G/A filed on March 5, 2020, Ms. Slavik Williams has sole voting power with respect to 4,801,811 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 3,166,051 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams' aggregate beneficial ownership of 4,810,153 shares excludes 783,743 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power. The 8.96% calculation is based on 53,673,069 shares of common stock outstanding as of March 2, 2020, the record date for the Annual Meeting. Ms. Slavik Williams, a Director nominee for election at the Annual Meeting, is the cousin of James D. Slavik, a current Director who is not standing for re-election at the Annual Meeting. Neither Mr. Slavik nor Ms. Slavik Williams has any beneficial ownership of the other's shares.

(7)
Includes 195 shares as to which Mr. Watson has shared voting and/or investment power.

Proxy Statement         33

Corporate Governance

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is "independent," as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the Securities and Exchange Commission (the SEC) and corporate governance standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually and was last amended by the Board on December 11, 2019. The charter is available on the Governance section of Grainger's website at http://invest.grainger.com/.

Management is responsible for the Company's internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP (EY), the Company's independent auditor, was responsible for performing an independent audit of the Company's most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company's internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

In performing these responsibilities, the Audit Committee reviewed and discussed the Company's audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and EY. The Audit Committee discussed with EY matters required to be discussed under Statement on Auditing Standards No. 1301 "Communications with Audit Committees" adopted by the Public Company Accounting Oversight Board (PCAOB). EY also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning EY's independence and the Audit Committee discussed with EY the matter of the firm's independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC.

V. Ann Hailey, Chair
Brian P. Anderson
Neil S. Novich
E. Scott Santi
Lucas E. Watson

Members of the Audit Committee of
the Board of Directors

34         www.grainger.com

Corporate Governance

AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The following table sets forth the fees for professional services rendered by Ernst & Young LLP (EY) with respect to fiscal years 2019 and 2018, respectively:

Fee Category	2019	2018

Audit Fees (1)	$5,519,000	$5,736,000

Audit-Related Fees (2)	177,000	223,500

Tax Fees (3)	372,000	700,000

All Other Fees (4)	7,000	7,000

Total Fees	$6,075,000	$6,666,500

(1)
Audit Fees.    Consists of fees billed for professional services rendered for the audit of Grainger's annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger's quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger's statutory and regulatory filings or engagements.

(2)
Audit-Related Fees.    Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or a review of Grainger's financial statements and are not reported under "Audit Fees." These services include the audits of Grainger's employee benefit plans and various attest services.

(3)
Tax Fees.    Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

(4)
All Other Fees.    Consists of fees billed for all other professional services rendered to Grainger, other than those reported as "Audit Fees," "Audit-Related Fees" and "Tax Fees." These fees relate to an annual subscription to an online research resource.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Grainger by its independent auditor and is responsible for the review and approval of any fees associated with those services. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.

Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.

The Company's Controller monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Corporate Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the Chairman of the Audit Committee.

The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company's independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.

Proxy Statement         35

Corporate Governance

The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, termination and oversight of the independent external audit firm that performs audit services. In considering Ernst & Young LLP's (EY) appointment for the 2020 fiscal year, the Audit Committee reviewed the firm's qualifications and competencies, including the following factors:

•

EY's historical performance and its recent performance during its engagement for the 2019 fiscal year;

•

EY's capability and expertise in handling the breadth and complexity of the Company's operations;

•

the qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company's financial statements;

•

the quality of EY's communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit;

•

external data on audit quality and performance, including recent PCAOB reports on EY; and

•

EY's reputation for integrity and competence in the fields of accounting and auditing.

EY has been retained as the Company's independent auditor continuously since 2005. To ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee ensures that the mandated rotation of EY's personnel occurs routinely and the Audit Committee is directly involved in the review, selection and evaluation of EY's lead engagement partner.

The Audit Committee and the Board of Directors believe that the continued retention of EY to serve as the Company's independent auditor for the year ending December 31, 2020 is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment. Representatives of EY are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements.

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.

36         www.grainger.com

Corporate Governance

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company's proxy statement for its 2020 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC. The Compensation Committee acts under a charter, last amended on December 12, 2018, that is reviewed annually. The Amended and Restated charter is available in the Governance section of Grainger's website at http://invest.grainger.com/.

Michael J. Roberts, Chairman
Rodney C. Adkins
Stuart L. Levenick
Beatriz R. Perez
James D. Slavik

Members of the Compensation Committee of
the Board of Directors

INDEPENDENT COMPENSATION CONSULTANT; FEES

In overseeing the Company's compensation programs, the Compensation Committee of the Board (the Compensation Committee) develops programs based on its own deliberations, programs and recommendations from management, and compensation and benefits consultants, including its independent compensation consultant.

After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that Deloitte Consulting LLP (Deloitte Consulting) is independent and retained Deloitte Consulting as its independent compensation consultant.

At the Compensation Committee's direction, the independent compensation consultant:

  •
  attends Compensation Committee meetings;

  •
  assists the Compensation Committee in the review of goals and objectives for the CEO compensation;

  •
  provides the Compensation Committee with comparable compensation market data, including pay levels and pay practices of both our comparator companies and general industry;

  •
  helps the Compensation Committee evaluate recommendations proposed by management;

  •
  assists with incentive compensation program design, structure, and selection of the metrics;

  •
  annually reviews and recommends appropriate comparator companies used for compensation studies;

  •
  conducts or assists in risk reviews of the Company's performance and incentive-based compensation programs;

  •
  provides periodic updates on executive compensation trends and regulatory developments; and

  •
  undertakes special projects as assigned.

Proxy Statement         37

Corporate Governance

The following table sets forth the fees for services rendered by Deloitte Consulting and its affiliates with respect to fiscal year 2019:

Type of Fee	2019

Executive Compensation Consulting	$182,724

All Other Consulting	$1,214,821

Total Fees	$1,397,545

Executive Compensation Consulting Fees:    Consists of fees billed for services provided to advise the Compensation Committee with respect to executive and Director compensation.

All Other Consulting Fees:    Consists of fees billed for all other services provided to Grainger. None of these fees are related to compensation matters.

Affiliates of Deloitte Consulting have provided other services to Grainger that are unrelated to executive compensation matters. The decision to engage an affiliate of Deloitte Consulting for these other services was made by management. The Board has been informed of this ongoing work and the use of an affiliate of Deloitte Consulting but neither the Board nor the Compensation Committee specifically approved these services. After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, did not have any conflicts of interest.

38         www.grainger.com

C	ompensation Discussion and Analysis

INTRODUCTION

This Compensation Discussion and Analysis (CD&A) describes the Company's response to the 2019 Say on Pay vote, explains the compensation paid to the Company's Named Executive Officers (NEOs) in 2019 and describes the Company's compensation philosophy and programs generally.

2019 Say on Pay and Shareholder Engagement

Since Grainger began submitting to shareholders an annual advisory vote to approve the compensation of its NEOs, we have historically received very strong support, with at least 94% of voting shareholders approving our pay proposal each year from 2011 to 2018. However, at the 2019 annual meeting of shareholders, there was only 83% support for our annual Say on Pay vote, which was below the Company's expectations.

The Company strongly believes that its compensation systems must be aligned with shareholder interests and value creation. We value the perspectives of our shareholders and take their feedback seriously. In light of the 2019 annual Say on Pay vote, the Company understood that it needed to carefully review its overall compensation program, including each component, as well as the overall compensation delivered.

As described below, as a result of an extensive feedback and analysis effort, we have made changes to our executive compensation program to directly respond to shareholders' concerns and better align with their expectations. We believe these changes will strengthen the link between pay and performance.

Our Review Process

The Compensation Committee and Company management completed a three-step process:

  •
  outreach to shareholders and proxy advisors to learn about and consider their concerns;

  •
  review our compensation design and evaluate potential changes; and

  •
  verify the design changes with additional feedback before implementing the 2020 program.

As part of this process, the Company reached out to a significant number of shareholders, including all major shareholders who did not support the 2019 Say on Pay vote as well as significant shareholders who supported the program. This included conversations with shareholders representing a large percentage of the Company's outstanding shares.

We also had discussions with the leading proxy advisory firms, one which had recommended voting against our 2019 Say on Pay proposal and one which had recommended voting for the proposal. These discussions helped us understand the reasons for their voting recommendations on our compensation program.

Proxy Statement         39

Compensation Discussion and Analysis

Feedback on Compensation

The feedback received from significant shareholders and the proxy advisory firms identified specific concerns with the level of CEO compensation in 2018. Specifically, there was a view that the compensation delivered under the long-term incentive program was not sufficiently tied to rigorous performance metrics. We agreed with the shareholders and proxy advisors that two design features of the long-term compensation program caused amounts awarded to be less connected to performance than expected.

Actions Taken

The first feature was our method for determining the number of shares granted to all plan participants (including the CEO and other NEOs). The Company's long-standing practice for determining the number of shares for equity award grants was based on the average stock price over a 200-day period. In 2018, significant volatility in our stock price caused share prices to vary 83% from peak-to-trough within the 200-day period. As a result, the number of shares and value delivered also increased.

    To avoid a similar outcome in the future, beginning with the 2019 long-term incentive program, we shifted our approach to use a 20-day average price when determining the number of shares awarded to plan participants.

The second feature was the performance target and single performance condition for the performance restricted stock units (PRSUs). PRSUs were half of the long-term compensation component in 2018 and were designed to be attainable with an 18% three-year average return on invested capital (ROIC) target that was within the Company's historic performance. Some of our shareholders and the proxy advisory firm that recommended against the Company's 2019 Say on Pay proposal viewed this target and the single performance trigger as insufficiently challenging.

    To make our long-term compensation program more performance-based and to avoid a similar outcome in the future, beginning in 2020, the Company restructured its long-term incentive vehicles to replace stock options and PRSUs with 50% performance share units (PSUs) and 50% restricted stock units (RSUs). For the PSUs granted in 2020, we have established three performance measures that are aligned with the Company's growth strategy: (1) U.S. share gain, (2) endless assortment businesses' revenue growth, and (3) operating margin, each having challenging targets.

In addition to the actions taken in direct response to shareholder feedback, the Compensation Committee reduced executive pay levels to more closely approximate market median in 2020. The Committee, in consultation with its independent compensation consultant, based these adjustments on changes to the Company's peer group and the resulting median compensation levels for certain positions.

We believe that our new approach addresses the concerns raised in the 2019 annual Say on Pay vote, and we are committed to maintaining a program that links compensation to our strategy, goals and performance.

40         www.grainger.com

Compensation Discussion and Analysis

The table below sets out the concerns we heard from shareholders and the proxy advisory firms, and the actions we have taken in response to those concerns, in order to further align our executive compensation program with shareholder expectations:

Area of Concern	Factors	Actions Taken	Effective

CEO Pay Outsized long-term incentive grant value due to the use of a 200-day average stock price

•

Use of a 200-day average stock price to determine the number of long-term incentive shares resulted in a higher grant date value due to an unusually high stock price increase and volatility during this period.

•

CEO compensation above market median.

✓

The stock price used to determine the number of shares awarded under the 2019 grants was based on a 20-day average.

✓

The 2020 grants also used a 20-day average price to determine the number of shares awarded.

2019 and beyond
		✓ Executive pay levels were reduced to more closely approximate the market median in 2020. These adjustments were based on recent changes to the Company's peer group.	2020 and beyond

Long-Term Incentive—Strengthening Pay and Performance Link Use of Stock Options and PRSUs for Long-Term Incentive

•

Some of our shareholders and one of the leading proxy advisory firms did not deem our long-term incentive mix of time-vested stock options and performance restricted stock units (PRSUs) as sufficiently performance-based.

✓

Stock options and PRSUs have been eliminated from the 2020 long-term incentive program.

✓

The 2020 long-term incentive program includes 50% performance share units (PSUs) and 50% restricted stock units (RSUs).

✓

The PSU performance metrics are rigorous and based on a formulaic approach with traditional minimum, target, and maximum performance levels.

2020 and beyond

Long-Term Incentive—Performance Target Rigor of plan metrics and design which included a single 18% ROIC hurdle to receive a target payout

•

The PRSUs had a single performance trigger requiring the achievement of a three-year average ROIC target of 18% or higher to vest into shares.

•

The PRSUs were designed so there would be no payout if the ROIC performance target was not met.

✓

We have replaced the PRSUs with PSUs for the long- term incentive program.

✓

The PSUs have three performance metrics: (1) U.S. share gain, (2) endless assortment businesses' revenue growth, and (3) operating margin, each having challenging targets.

2020 and beyond

Long Term Incentive—Alignment to Company Strategy Alignment between the long-term incentive performance condition and the Company's strategy

•

The PRSUs required achievement of a three-year average ROIC target of 18% or higher to vest into shares.

•

Some shareholders believed that the single ROIC trigger was insufficiently aligned to Company strategy.

✓

The 2020 long-term incentive plan is based on a formulaic structure comprised of three performance measures: (1) U.S. share gain, (2) endless assortment businesses' revenue growth, and (3) operating margin, each having challenging targets.

✓

The new metrics position the Company to gain share and grow profitability and are at the core of the Company's growth strategy as described in "Executive Summary" and "Long-Term Incentives."

2020 and beyond

Short-Term and Long-Term Incentives—Overlapping Performance Conditions Use of similar metrics in both annual and long-term incentive plans

•

The Company used capital efficiency (ROIC) and revenue (sales growth) in both its annual and long-term incentive plans, although we used different measurement periods and performance targets for each plan.

✓

For 2020, we have separate and unique performance measures for our annual and long-term plans.

✓

The 2020 annual incentive metrics continue to be focused on ROIC and sales growth targets.

✓

The 2020 long-term incentive metrics are based on different performance measures than the short-term incentive plan: (1) U.S. share gain, (2) endless assortment businesses' revenue growth, and (3) operating margin.

2020 and beyond

Proxy Statement         41

Compensation Discussion and Analysis

Executive Summary—2019 Executive Compensation Program

    The Company's compensation program is based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.

Named Executive Officers (NEOs) for 2019

Officer	Title

D.G. Macpherson	Chairman of the Board & Chief Executive Officer (CEO)

Thomas B. Okray	Senior Vice President & Chief Financial Officer

John L. Howard	Senior Vice President & General Counsel

Paige K. Robbins	Senior Vice President, Chief Technology, Merchandising, Marketing and Strategy Officer

Deidra C. Merriwether	Senior Vice President & President, North American Sales & Service

Compensation Philosophy

The Company's overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation and create a strong link between pay and Company short-term and long-term performance. This philosophy extends throughout the Company as employees at all levels, including executives, are provided incentives to grow the business (Sales Growth) while achieving attractive investment returns (Return on Invested Capital, or ROIC) for the Company's shareholders. For executives, the compensation program is designed to link pay to performance and is structured to reward both annual and long-term Company performance while not encouraging excessive risk taking. The Company is focused on gaining share and propelling sales growth as part of its strategic objectives over the next several years and this is directly reflected in the 2020 long-term incentive design for executives which further reinforces pay for performance.

Incentives earned in 2019 reflect our pay for performance philosophy, including the following financial results against our performance metrics:

  •
  short-term financial results did not meet expectations and therefore the payout for the annual bonus program was below target; and

  •
  long-term results for the three-year 2017 Performance Share cycle exceeded profitability expectations, therefore the payout for this Performance Share cycle exceeded target.

(1)
2018 Adjusted ROIC and 2019 Adjusted ROIC are non-GAAP financial measures. For a definition of these measures and for reconciliations to the nearest comparable GAAP measures, see Appendix B to this proxy statement.

42         www.grainger.com

Compensation Discussion and Analysis

Compensation Overview

In 2019, NEO compensation mix did not change, as it includes a combination of base salary, short-term incentives, long-term equity incentives including PRSUs and stock options, and a performance-based retirement vehicle. The Company's 2019 NEO compensation is comprised of the following components:

Element	Purpose	Link to Performance	Short/Long Term

Base Salary	Establishes a market competitive and appropriate level of fixed compensation to attract and retain leaders.	Fixed and based on individual performance.	Short-Term

Annual Incentives (Management Incentive Program)	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—sales growth and ROIC.	Short-Term

Retirement/Profit Sharing	Aligns the interests of the employees and shareholders as the Company's annual contribution varies year to year based on ROIC.	Linked to financial performance—contributions greater than 8% are based on Company performance.	Long-Term

Long-Term Incentive Plan Effective in 2019—Stock Options(1)	Links long-term incentives to stock appreciation.	The initial grant value (above or below target) is linked to individual performance, while the ultimate value of the program is linked to stock price performance prior to exercise.	Long-Term

Long-Term Incentive Plan Effective in 2019—PRSUs(1)	Aligns compensation with three-year average ROIC.	Linked to achieving a predetermined Company three-year profitability.	Long-Term

(1)
Stock options and PRSUs were not granted in 2020. 2020 grants are based on a vehicle mix of 50% PSUs and 50% RSUs.

Proxy Statement         43

Compensation Discussion and Analysis

Compensation Pay Mix

In 2020, the NEO compensation mix has been updated to reflect changes in the Company's Long-Term Incentive Program as a result of shareholder feedback relating to the 2019 Say on Pay vote and comprises the following compensation mix:

Effective	Element	Purpose	Link to Performance	Short/Long Term

	Long-Term Incentive Plan Effective in 2020—Restricted Stock Units	Links long-term incentives to stock appreciation.	The initial grant value (above or below target) is linked to individual performance, while the ultimate value of the program is linked to stock price appreciation.	Long-Term

New in 2020	Long-Term Incentive Plan Effective in 2020—Performance Share Units	Aligns compensation with the Company's long-term strategic growth and profitability goals.	Performance based and linked to achieving a predetermined Company three-year average profitability and growth goals.	Long-Term

	Base Salary	Establishes a market competitive and appropriate level of fixed compensation to attract and retain leaders.	Fixed and based on individual performance.	Short-Term

Elements Continuing from 2019	Annual Incentives (Management Incentive Program)	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—sales growth and ROIC.	Short-Term

	Retirement/Profit Sharing	Aligns the interests of the employees and shareholders as the Company's annual contribution varies year to year based on ROIC.	Linked to financial performance—contributions greater than 8% are based on Company performance.	Long-Term

In 2019, the Company's long-term incentive PRSU program focused on achieving three-year average ROIC performance above 18%. Performance is measured at the Company-wide level. PRSUs are capped at 100% of the target shares. The Company's long-term stock option program reflects stock price appreciation over the 10-year term of the stock option.

Changes in Long-Term Incentive Vehicles—The Company's long-term incentive plan reflects a change in long-term equity incentives from stock options and PRSUs to RSUs and PSUs for all 2020 grants. The 2020 NEO compensation mix is comprised of base salary, short-term incentives, and long-term equity incentives including PSUs and RSUs, and a performance-based retirement vehicle.

Changes in Long-Term Incentive Metrics—The Company has modified the 2020 long-term incentive design and underlying metrics to correspond directly with the Company's strategic initiatives, which are critical to providing sustained shareholder returns and future growth. The metrics for 2020 PSU awards focus on three-year average U.S. share gain, endless assortment businesses' revenue growth, and operating margin. The Compensation Committee selected these performance measures because they are directly aligned with the Company's business strategy to gain share and grow profitability as:

•
Accelerating U.S. share gain in the Company's high-touch solutions model is directly connected to the Company's focus on top line growth and expanding its leadership position in the MRO space

44         www.grainger.com

Compensation Discussion and Analysis

  by being the go-to-partner for people who build and run safe, sustainable and productive operations.

•
Revenue growth in the endless assortment businesses is an important growth driver for the Company.

•
Operating margin balances the above growth initiatives by focusing management on attaining profitability targets as the Company grows, which should lead to improved shareholder returns.

Compensation Elements Continuing from 2019—The Company's annual incentive plan, retirement and base salary practices remain unchanged in 2020. The annual incentive plan focuses on one-year sales growth compared to the prior year and a predetermined level of ROIC, with both measures linked to the Company's one-year plan. Performance is measured at the Company-wide level. Short-term incentive plans are capped at 200% of the target award.

Determination of Total Target Compensation

Target total compensation for the Company's employees is generally set to approximate the market median. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation—which aligns management incentives to the interests of shareholders. NEO compensation is generally structured so that the largest individual component is long-term equity, followed by base salary and performance-based annual incentives. Each NEO's compensation is compared to equivalent positions in a comparator group selected by the Compensation Committee (with assistance from the Committee's independent compensation consultant). NEO base salaries and long-term incentive grants are determined based on many factors including individual performance, responsibilities, internal equity and the overall relation to market levels of compensation.

These components and the use of performance-based pay are consistent with the compensation mix of the comparator group. The tables below show compensation components as a percentage of the total target compensation package.

Proxy Statement         45

Compensation Discussion and Analysis

Risk Mitigating Actions

In order to encourage profitable growth while protecting shareholders' interests, the Company's compensation programs include the following risk mitigating features:

Compensation Program vs. Risk Mitigating Action	Annual Incentives	Stock Options	PRSUs

Robust Goal Setting	✓

Balanced Performance Measures	✓	✓	✓

Claw-Back Policies	✓	✓	✓

Stock Ownership Requirements	N/A	✓	✓

Performance Payouts Capped	✓	✓	✓

No Dividend Equivalents Paid on PRSUs	N/A	N/A	✓

Compensation Committee Oversight	✓	✓	✓

Internal and Independent External Risk Review	✓	✓	✓

Restrictions on Hedging and Pledging	N/A	✓	✓

The Company believes that the appropriate metrics are used in its incentive plan design and the metrics do not create unreasonable risk.

Compensation Philosophy, Plans, and Practices

    As part of the Company's pay for performance philosophy, the Company's compensation program includes several features that maintain alignment with shareholders:

  •
  Emphasis on Variable Performance-Based Compensation.  Between 61% and 88% of the NEOs' target compensation is tied to Company performance.

  •
  Performance Thresholds and Caps.  Both the annual incentive and performance share programs require a threshold level of performance in order to achieve any payment, and the maximum payments are capped.

  •
  Stock Ownership Requirements.  The Chairman and CEO is required to hold equity in the Company worth at least 6x his base salary, and all other NEOs are required to hold at least 3x base salary. Those who fail to achieve ownership requirements may not sell shares until ownership requirements are met.

  •
  Double-Trigger Change in Control Requirements.  Both the existing Change in Control Agreements and awards under the W.W. Grainger, Inc. 2015 Incentive Plan, as amended and restated as of October 31, 2018 (the 2015 Incentive Plan), have double-trigger change in control provisions.

  •
  Prohibition on Hedging and Pledging.  NEOs and Directors are prohibited from hedging their ownership in Company shares, and from pledging Company shares as collateral for a loan or a margin account.

  •
  Claw-Back Provisions.  The Company has established recoupment policies with respect to executive compensation in the event of fraud, criminal misconduct, materially inaccurate financial statements, conduct that violates Company policy, misconduct that causes or is

46         www.grainger.com

Compensation Discussion and Analysis

    discovered to have caused damage or injury to the Company's property or reputation or violations of non-competition or non-solicitation agreements, or in the event an Executive receives any amount in excess of what the Executive should have received for any reason.

  •
  Executive Physicals.  In order to ensure the stability of the leadership team, the Company requires that the NEOs and certain other Company officers have periodic physical examinations.

  •
  Annual Risk Reviews.  The Company conducts an annual risk review based on a process recommended by the Compensation Committee's independent compensation consultant.

    The Company's compensation programs also maintain alignment with shareholders by not including certain features:

  •
  No Cash Buyouts of Underwater Stock Options, Repricing, or Stock Options issued at a discount. Stock options issued will not be repriced, replaced, or regranted through cancellation or by lowering the exercise price of a previously granted stock option.

  •
  No Excessive Change in Control Agreements. The maximum cash benefit is equal to 2x salary and target bonus.

  •
  No Excessive Perquisites.

  •
  No Change in Control Agreements with Excise Tax Gross-ups.

  •
  No Tax Gross-ups on Perquisites.

  •
  No Employment Agreements. The Company does not maintain any employment agreements with its NEOs.

  •
  No Dividend Equivalents Paid on Unearned Performance-Based Awards.

Overall, the Company's compensation program is designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance.

Compensation Committee of the Board

    The Compensation Committee is responsible for the Company's compensation programs.

The Compensation Committee oversees the Company's compensation and benefit programs for all officers and employees. The Compensation Committee is responsible for ensuring that the Company's compensation practices provide appropriate incentives to increase long-term shareholder value, reflect the highest level of integrity, and protect the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward, and retain employees and to motivate them to grow the business profitably. The Compensation Committee is also charged with ensuring that compensation, especially for executives, is linked to both individual and Company performance, and ensuring that compensation policies and practices for all employees do not include incentives to take inappropriate risk.

In setting individual compensation levels, the Compensation Committee selects a compensation comparator group of companies and reviews studies of total compensation paid to executives in those comparator group companies with similar duties and responsibilities. The Compensation Committee then considers a variety of reference points, including competitive compensation data at the 25th, 50th,

Proxy Statement         47

Compensation Discussion and Analysis

and 75th percentiles, individual and Company performance, the executive's overall experience, replaceability, internal equity, unique skills, and management's recommendation to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company's compensation practices against the comparator group. Target total compensation for the Company's employees and executives as a whole (including the NEOs) is generally set to approximate the market median.

The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO's current base salary, annual incentive award, and the value of all outstanding equity-based awards (both vested and unvested), deferrals, benefits, and perquisites, as well as potential payments under retirement and certain change in control situations. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Compensation Committee's evaluation of vested and unvested awards and the retention value of these awards.

Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board of Directors and to shareholders (for example, related to the advisory Say on Pay vote or equity plan proposals), as appropriate.

In discharging its responsibilities, the Compensation Committee regularly consults with independent advisors, compensation consultants, and the Company's management. After a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that its compensation consultant, Deloitte Consulting, is an independent advisor under the applicable rules and regulations. The Compensation Committee's charter is available in the Governance section of Grainger's website at http://invest.grainger.com/.

48         www.grainger.com

Compensation Discussion and Analysis

The following steps are performed each year to review, recommend, and approve NEO compensation. These steps are described further under "Role of Management," "Compensation Comparator Group," and "Base Salaries."

	Determine Comparator Group	Perform Executive Compensation Study	Determine CEO Pay	Determine NEO (other than CEO) Pay

Purpose	A review of the comparators is performed to maintain a group of companies that are relatively similar in complexity and size to Grainger	An analysis of NEO compensation versus the comparator group is performed to ensure compensation is market competitive	Recommendations for base salaries and changes to the structure and targets of short- term and long-term incentive programs are made in part based on market data

Timing of Analysis	Annual	Annual	Annual	Annual

Recommendation	Recommended by the independent compensation consultant to the Compensation Committee	Recommended by the independent compensation consultant to the Compensation Committee	Reviewed and recommended by the Compensation	Recommended by the Chairman and CEO

Approval	Reviewed and approved by the Compensation Committee	Reviewed by the Compensation Committee	Committee and approved by Independent Directors in Executive Session	Reviewed and recommended by the Compensation Committee, then to be approved by the Board

Planned Timing of Approval	July	October	February	February

Proxy Statement         49

Compensation Discussion and Analysis

Risk Assessment

    The Compensation Committee's oversight responsibility includes assessing the relationship between potential risk created by the Company's compensation programs and their impact on long-term shareholder value. The Company's compensation programs are designed to include risk-mitigating features, and the Compensation Committee also engaged its independent compensation consultant, Deloitte Consulting, to assist in the process of an annual internal risk assessment of all incentive-based compensation, including short-term and long-term incentive programs.

The incentive compensation programs include risk-mitigating components, such as:

  •
  balanced performance measures—sales growth combined with profitability;

  •
  robust performance measure selection and rigorous targets;

  •
  balanced mix of short-term and long-term incentives;

  •
  balanced mix of equity vehicles—fixed and performance-based shares;

  •
  claw-back provisions to recoup incentive compensation;

  •
  stock ownership, retention, and holding requirements; and

  •
  clear business conduct guidelines.

Since 2009, the Compensation Committee has engaged its independent compensation consultant, Deloitte Consulting, to conduct a risk assessment that is completed every three years. Deloitte Consulting conducted the Company's most recent triennial risk assessment in 2018 and the results were discussed with the Compensation Committee. For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Compensation Committee's independent compensation consultant.

Based on the risk review conducted in 2019 and the Compensation Committee's discussions, the Compensation Committee does not believe that the Company's compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Role of Management

    Management assists the Compensation Committee in the design, recommendation, and implementation of compensation programs.

Members of management assist the Compensation Committee by routinely recommending programs that management believes will provide the appropriate level of compensation and incentives consistent with the Company's compensation philosophy. Consistent with this process, management works with advisors from Deloitte Consulting to develop market information and recommends adjustments in base salaries, annual incentive targets, and long-term incentive awards to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Mr. Macpherson, the recommendations also include the structure and targets of short-term and long-term incentive programs, as well as changes to programs required for regulatory compliance. These recommendations are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee. Mr. Macpherson's compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant, together with other independent Directors (as directed by the Board), in executive session without members of management present.

50         www.grainger.com

Compensation Discussion and Analysis

Compensation Comparator Group

    The Company's compensation program is regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.

Every year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and considered when determining the relative competitiveness of the Company's compensation practices. A comparator group compensation study was conducted in 2019 (2019 Compensation Study).

The 2019 comparator group consists of 18 businesses that are relatively similar in complexity and size to the Company and represent the types of major companies with which the Company historically competes for executive talent. The companies that were selected for the 2019 Compensation Study are generally within a range of 0.5 to 2.0 times Grainger's annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company's publicly traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company's competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The Committee relied on its independent compensation consultant, Deloitte Consulting, for survey and market data. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each industry represented by the comparator companies.

Proxy Statement         51

Compensation Discussion and Analysis

Listed below are the 2019 Compensation Study comparator group and the 2018 revenues and enterprise values for each company.

Company	2018 Revenue ($mil)*	2018 Enterprise Value ($mil)**

Anixter International Inc.	$8,400	$3,012

Avnet, Inc.	$19,037	$5,215

Beacon Roofing Supply, Inc.	$6,418	$5,052

CDW Corporation	$16,241	$15,528

Eaton Corporation plc	$21,609	$36,594

eBay Inc.	$10,746	$31,437

Fastenal Company	$4,965	$15,270

Genuine Parts Company	$18,735	$16,699

HD Supply Holdings, Inc.	$5,121	$8,622

Henry Schein, Inc.	$13,202	$14,733

Illinois Tool Works Inc.	$14,768	$47,855

Ingersoll-Rand Plc	$15,668	$25,514

Insight Enterprises, Inc.	$7,080	$1,841

LKQ Corporation	$11,877	$11,684

Parker-Hannifin Corporation	$14,302	$23,861

Sanmina Corporation	$7,110	$1,831

Univar Solutions Inc.	$8,633	$5,026

WESCO International, Inc.	$8,177	$3,385

25th Percentile	$7,377	$5,032

50th Percentile	$11,311	$13,209

75th Percentile	$15,443	$22,071

W.W. Grainger, Inc.	$11,221	$17,783

Percent Rank	50%	71%

*
Revenue is for Fiscal Year 2018.

**
Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, as of 12/31/2018.

The Compensation Committee reviewed and approved the comparator group and considered the findings of the 2019 Compensation Study in conjunction with a tally sheet listing the potential value of all compensation available for the NEOs. The Compensation Committee concluded that the NEOs' earned and potential awards for 2019 were consistent with the Company's pay philosophy, Company and individual performance, and market practices (as reflected in the 2019 Compensation Study). The next Compensation Study and comparator group validation is scheduled to take place in 2020.

52         www.grainger.com

Compensation Discussion and Analysis

Base Salaries

    Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels, and executive experience.

Annual base salary adjustments are considered and implemented to reflect individual performance, contribution and experience, and to maintain market competitiveness. The 2019 Compensation Study showed that, on average, the Company's base salaries for NEOs were within the market range.

Base salary increases for the NEOs, with the exception of Mr. Macpherson, are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee for review and recommendation to the Board. The Compensation Committee reviews these recommendations in conjunction with its independent compensation consultant.

The compensation awarded to Mr. Macpherson was determined by the Board with assistance from the Compensation Committee and Deloitte Consulting. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Macpherson's compensation and evaluates his performance in light of those goals and objectives. Together with the other independent Directors (as directed by the Board), the Compensation Committee determined and approved Mr. Macpherson's compensation level based on this evaluation, in executive session without members of management present.

Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate) to reflect individual and Company performance, base salaries for comparable positions from market studies, experience, tenure, fairness and internal equity.

Based on the process outlined above, on April 1, 2019, the following base salary adjustments were made for the other NEOs effective April 1, 2019:

Name	Percentage Increase	Base Salary Effective 4/1/2019

D.G. Macpherson	3%	$1,060,900

Thomas B. Okray	2%	$715,000

John L. Howard	1%	$715,000

Paige K. Robbins	4%(1)	$530,000

Deidra C. Merriwether	5%(2)	$475,000

(1)
Ms. Robbins' base salary was increased from $530,000 to $570,000 effective November 1, 2019 to reflect the expansion of her role and responsibilities.

(2)
Ms. Merriwether's base salary was increased from $475,000 to $530,000 effective January 1, 2020 to reflect the expansion of her role and responsibilities.

Proxy Statement         53

Compensation Discussion and Analysis

Annual Incentives

    Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk taking.

NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the Company Management Incentive Program (MIP). The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders.

Each NEO's target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group. The following table displays the 2019 MIP target payment, which is paid based on total Company results, applicable to each NEO.

Name	2019 Target Incentive (as a % of base salary)	Actual Payment (as a % of the target)

D.G. Macpherson	135%	75%

Thomas B. Okray	90%	75%

John L. Howard	80%	75%

Paige K. Robbins	80%	75%

Deidra C. Merriwether	60%(1)	75%

(1)
Ms. Merriwether's 2019 target incentive was increased from 50% to 60% effective April 1, 2019. Ms. Merriwether's incentive target was subsequently increased from 60% to 80% effective January 1, 2020 based on changes to Ms. Merriwether's role and responsibilities. Accordingly, her 2019 incentive amount is pro-rated at 50% for 3 months and 60% for 9 months.

The Company believes the design of the annual incentive program supports the creation of shareholder value as it encourages management to focus on profitable sales growth and ROIC. The basic framework of the MIP has been in place for more than 10 years, although specific objectives and performance target levels have been modified on a year-by-year basis in light of the current economic and competitive environment. This framework was selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management, and asset management. ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax operating earnings divided by net working assets. Year-over-year daily sales growth is determined by year-over-year results. Acquisitions and divestitures that occur during the year are not included in the calculation of daily sales growth or ROIC. These measures are consistent with the Company's objective of growing profitably over time, which it believes is closely linked with shareholder value creation.

The 2019 Company MIP was based on the Company's 2019 Adjusted ROIC(1) and year-over-year daily sales growth. The Company determined the payment earned for ROIC and the payment earned for sales growth, and the two amounts were added together:

MIP Payment = (Sales Growth Performance + ROIC Performance)

(1)
2019 Adjusted ROIC is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

54         www.grainger.com

Compensation Discussion and Analysis

The following table shows various payout scenarios that were established at the beginning of the year for 2019:

ROIC Performance*	% Payout**

< 11.3%	0%

24.6%	25%

30.5% to 30.7%	50%

36.5%	75%

49.8%	100%

Daily Sales Growth Performance*	% Payout**

< –13.3%	0%

0.0%	25%

6.3% to 7.7%	50%

12.5%	75%

25.8%	100%

*
For the year 2019, reported daily sales growth was 2.4% and 2019 Adjusted ROIC(1) was 29.3%. This resulted in a final Company MIP payout of 75% of target.

**
Payouts are interpolated on a straight-line basis.

The Company believes that it establishes sales growth and ROIC targets that are rigorous and provide an appropriate level of motivation. Under the Terms and Conditions of the MIP, the Committee has the discretion to adjust the reported financial results for incentive plan purposes to correct for any unusual circumstances, both positive and negative, that might affect ROIC or sales growth.

Long-Term Incentives

    The Company annually provides long-term incentives to NEOs and other key managers in order to align with the following elements of the Company's strategy to improve shareholder value:

  •
  achieve long-term business goals and objectives that increase shareholder value (including achieving financial performance that balances growth, profitability, and asset management);

  •
  reward management for taking prudent action and achieving results that create shareholder value;

  •
  attract qualified leaders to join the Company; and

  •
  retain management through business cycles.

The Company's long-term incentives for NEOs are provided under shareholder-approved incentive plans. The target number of shares granted to the NEOs is designed to approximate the median economic value of the compensation comparator group for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive's position. The actual award may be adjusted up or down to reflect individual performance.

(1)
2019 Adjusted ROIC is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

Proxy Statement         55

Compensation Discussion and Analysis

In 2019, the Company's long-term incentive mix continued to be comprised of 50% stock options and 50% PRSUs. Beginning with the 2019 equity grants, Grainger adjusted the methodology for calculating the underlying shares for both Directors and grant-eligible employees from using a 200-day average price to a 20-day average stock price ended January 31 to better reflect market practice. Beginning with the 2020 equity grants, Grainger has adjusted this methodology to be the 20-day average stock price through March 31.

NEO Long-Term Incentives Overview

The long-term incentives provided to NEOs during 2019 and for 2020 are summarized as follows:

Year	Award	Weight	Vesting & Term	Performance Measure

2019	Stock Options	50%	Three-year vesting; 20-day average stock price as of 1/31 used to determine the number of shares granted; exercise price based on the closing stock price on the date of grant; 10-year term.	Grant allocated based on individual performance; long-term value based on appreciation in stock price.

	PRSUs	50%	Three-year cliff vesting contingent on performance; 20-day average stock price as of 1/31 used to determine the number of shares to be granted 4/1.	Three-year average ROIC.

2020	Restricted Stock Units (RSUs)	50%	Three-year graded vesting; 20-day average stock price as of 3/31 to be used to determine the number of shares to be granted on 4/1.	Grant allocated based on individual performance; long-term value based on appreciation in stock price.

	Performance Share Units (PSUs)	50%	Three-year cliff vesting contingent on performance; 20-day average stock price as of 3/31 to determine the number of shares to be granted on 4/1.	U.S. share gain, endless assortment businesses' revenue growth, and operating margin percentage.

Changes to Long-Term Incentive Plan Effective in 2020

After careful review and consideration informed by the Company's engagement with shareholders following the 2019 Say on Pay voting results, the Company modified the Long-Term Incentive Plan effective in 2020. In response to shareholder input and a review of market practice, the Company utilizes a vehicle mix of 50% RSUs and 50% PSUs.

The Company also utilizes a 20-day average stock price ending March 31 to determine the number of shares awarded the NEOs to further mitigate significant differences in the value used to convert shares and the stock price value on the day of grant. The Company will continue to evaluate equity vehicles

56         www.grainger.com

Compensation Discussion and Analysis

for future programs to provide appropriate incentives to drive long-term shareholder value creation, align Management with the Company's strategic initiatives, and remain responsive to market practice.

Long-Term Incentive Plan Effective in 2020 (PSUs)

The Company's 2020 Performance Share Unit program provides the NEOs and other executives with a potential share payout depending on U.S. share gain, endless assortment businesses' revenue growth, and operating margin achievement over a three-year cycle measured at the end of the third year based on the period average. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and threshold, target, and maximum goals for a three-year performance cycle that begins January 1 of the first year. No dividend equivalents are paid on PSUs. The Compensation Committee may use different objectives and targets from year to year to maximize alignment with then-current business objectives and to reflect economic conditions.

The Company believes that these metrics are essential to gaining share and achieving profitable growth and are the appropriate performance measures to align with our pay for performance philosophy.

Long-Term Incentive Plan Effective in 2020 (RSU)

The Company's RSU program provides the NEOs and other executives with RSUs denominated in units of common stock with grants allocated based on individual performance. RSUs align NEO's and other executives' interests with stock price movement over time and three-year vesting encourages meaningful retention.

2017-2019 Performance Share Unit Cycle

For the 2017-2019 PSU cycle, the program was designed to reward for achievement based on a three-year average ROIC and 2019 sales. The sales goal was established when 2016 sales were $10.0 billion. The Company's net sales in 2019 and 2017-2019 Adjusted Average ROIC(1) determined the number of shares earned.

The Company calculated the payment earned for Company net sales and the payment earned for 2017-2019 Adjusted Average ROIC(1), and the two amounts are added together based on the respective tables for each measure:

Total Company 2019 Sales	% Payout

<$11.4B	0%

$11.9B	50%

≥$12.4B	100%

Three-Year Average ROIC Performance (2017 - 2019)	% Payout

≤19.1%	0%

21.6%	50%

≥24.0%	100%

Three-year average ROIC at or above 24% or sales at or above $12.24 billion in 2019 would have independently achieved 100% of the target award. Achieving both would have yielded 200% of the target award.

(1)
2017-2019 Adjusted Average ROIC is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

Proxy Statement         57

Compensation Discussion and Analysis

In 2019, sales were $11.5 billion, and 2017-2019 Adjusted Average ROIC(1) was 27.5%. Accordingly, the participants earned 109% of their target. The Compensation Committee has approved the Company's calculation of 2017-2019 Adjusted Average ROIC(1) for purposes of the 2017-2019 PSU cycle.

2018-2020 PRSU Cycle

The Company's PRSU program provides the NEOs and other executives with a potential share payout depending on ROIC achievement over a three-year cycle. The actual number of shares paid to an NEO will be either 0% or 100% of the target number of PRSUs awarded. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and goals for a three-year performance cycle that begins January 1 of the first year. The ROIC component is measured at the end of the third year based on the three-year average. These measurement dates reinforce a long-term focus. No dividend equivalents are paid on PRSUs.

The 2018 PRSU Program focuses on maintaining profitability over a three-year period and retaining key talent during our pricing initiative. Vesting is based on achieving total Company three-year average ROIC of 18%, as shown in the table below.

Three-Year Average ROIC Performance (2018 - 2020)	% Payout

<18%	0%

≥18%	100%

This award will remain at risk through 2020.

2019-2021 PRSU Cycle

The Company made one final grant of its previous PRSU program with the same features as the 2018 program. The 2019 PRSU Program focuses on maintaining profitability over a three-year period. Vesting is based on achieving total Company three-year average ROIC of 18%, as shown in the table below.

Three-Year Average ROIC Performance (2019 - 2021)	% Payout

<18%	0%

≥18%	100%

This award will remain at risk through 2021.

Long-Term Incentive Plans Effective in 2019 (Stock Options)

The Company's stock options provide the right to purchase Company stock at a specified price over a 10-year term with three-year vesting. Three-year vesting encourages meaningful retention before an executive may realize any value created by stock price appreciation. Stock option repricing is not permitted under any of the Company's equity incentive plans. Stock options are awarded at an exercise price equal to the closing price of the Company's common stock reported on the business day of the grant.

(1)
2017-2019 Adjusted Average ROIC is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this proxy statement.

58         www.grainger.com

Compensation Discussion and Analysis

Stock Ownership Guidelines

    As of December 31, 2019, all officers subject to stock ownership guidelines, including the NEOs, are in compliance with the guidelines.

The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. In 2011, the Company increased the minimum ownership requirement for the CEO from 5x base salary to 6x and established a retention ratio for equity awards. The stock ownership guidelines for the current NEOs are as follows:

NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?

D.G. Macpherson	6x	Yes

Thomas B. Okray	3x	Yes

John L. Howard	3x	Yes

Paige K. Robbins	3x	Yes

Deidra C. Merriwether	3x	Yes

These stock ownership guidelines must be met within three years of being appointed an officer or assuming a new position and are reviewed annually by the Board. NEOs are required to hold exercised option shares and other stock awards until ownership requirements are met. Officers who fail to achieve these ownership levels will not be allowed to sell shares received from the vesting of equity awards until they comply with the guidelines. Shares owned directly by the officer (including those held as a joint tenant or as a tenant in common), shares owned in a self-directed IRA, shares owned or held for the benefit of a spouse or minor children, PRSUs, and RSUs are counted toward meeting the guidelines. Stock options (whether vested or unvested) and performance share awards are not counted toward meeting the ownership guidelines.

Hedging and Pledging Prohibition

The Company's Business Conduct Guidelines (which are available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/) prohibit employees and the Board of Directors from engaging in any financial arrangement (including, without limitation, short sales, put and call options) that establish a short position in Company stock and are designed to hedge or offset, any decrease in market value of the Company's (or its subsidiaries') equity securities. Company officers and Directors are also prohibited from pledging any Company stock as collateral for a loan or for a margin account. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them.

Other Benefits

The other components of the Company's compensation program for NEOs are substantially similar to those available for most of the Company's other employees, other than the benefits discussed in this section. This includes the same health and welfare benefits and the same performance-based retirement profit sharing contribution methodology that is applied to the U.S.-based employees who are retirement profit sharing participants. The Company provides Supplemental Profit Sharing Plans solely to maintain an equal percentage of retirement profit sharing compensation contribution to approximately 160

Proxy Statement         59

Compensation Discussion and Analysis

employees, including NEOs, who would be subject to contribution or compensation limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

Retirement profit sharing is the primary Company-sponsored retirement vehicle for U.S.-based employees. Retirement profit sharing aligns the interests of the Company's employees, management, and shareholders as the Company's annual contribution to retirement profit sharing is based on ROIC. The Company contributes a minimum of 8% of payroll to the plan and provides employees the opportunity to share in the success of the Company beyond this amount only if a threshold return on capital is achieved. The Company's Profit Sharing Plan includes a 401(k) feature for all U.S.-based employees, including the NEOs. Of the 8% Company minimum contribution, the first 3% (which is funded from the retirement profit sharing pool) will go into the 401(k).

Effective April 2011, the Company requires that the NEOs and certain other Company officers have periodic physical examinations that are paid for by the Company. The Company believes that periodic physical exams are helpful in maintaining the effectiveness of its executive talent. There are currently eight participants in the program.

Messrs. Macpherson and Howard have grandfathered participation in the Company's Executive Death Benefit Plan that was discontinued effective December 31, 2009. The beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant's monthly compensation, calculated on the basis of salary and target annual incentive. The Company's policy is that, unless offered to other employees, it will not make payments, grants, or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or un-granted equity, perquisites, and other payments or awards made in lieu of compensation.

Mr. Howard has grandfathered participation in the Company's Voluntary Salary and Incentive Deferral Plan, which was discontinued effective December 31, 2016 (the Voluntary Salary and Incentive Deferral Plan). Participants of this plan were previously able to defer up to 50% of their base salary and up to 85% of their bonus through this plan.

Officers are allowed the business use of corporate aircraft, which is chartered by the Company from a third-party provider on an as needed basis. Officers also are allowed the business use of a car and driver, while Mr. Macpherson is allowed personal use of a car and driver, subject to reimbursement of the incremental cost of use. These benefits represent a cost-effective method of allowing the Company's top executives to more effectively use their time. All other benefits, including the retirement profit sharing contribution percentages and various welfare benefits provided to U.S. NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees.

60         www.grainger.com

Compensation Discussion and Analysis

Compensation Tables

Summary Compensation Table

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Comp.	Change in Pension Value and NQDC Earnings	All Other Comp. (3)	Total

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

D.G. Macpherson	2019	$1,053,175	$0	$2,901,333	$2,081,098	$1,074,161	$0	$555,360	$7,665,127
Chairman of the Board &	2018	$1,030,000	$0	$4,086,887	$3,100,501	$1,842,464	$0	$395,992	$10,455,844
Chief Executive Officer	2017	$1,022,500	$0	$2,634,042	$1,643,409	$1,210,250	$0	$456,158	$6,966,359

Thomas B. Okray	2019	$711,250	$0	$885,359	$634,924	$482,625	$0	$162,886	$2,877,044
Sr.Vice President & Chief	2018	$498,630	$0	$2,450,059	$0	$567,000	$0	$795,845	$4,311,534
Financial Officer

John. L. Howard	2019	$712,500	$0	$565,733	$405,659	$429,000	$0	$397,717	$2,510,609
Sr.Vice President & General	2018	$703,533	$0	$796,617	$604,376	$749,486	$0	$185,994	$3,040,006
Counsel	2017	$694,042	$0	$622,544	$388,434	$492,889	$0	$261,308	$2,459,217

Paige K. Robbins	2019	$531,667	$0	$270,519	$194,040	$342,000	$0	$110,016	$1,448,242
Sr. Vice President, Chief	2018	$508,500	$0	$846,722	$262,778	$516,375	$0	$118,944	$2,253,319
Technology, Merchandising,	2017	$484,185	$0	$203,537	$126,996	$268,464	$0	$94,921	$1,178,103
Marketing and Strategy Officer

Deidra C. Merriwether	2019	$469,491	$0	$221,411	$158,748	$204,844	$0	$80,479	$1,134,972
Sr. Vice President & President,	2018	$448,922	$0	$293,843	$210,209	$305,749	$0	$100,035	$1,358,758
North America Sales & Service

(1)
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. As these amounts represent stock-based grants, the maximum value of the awards is the same as disclosed above. Further details with respect to these awards are included in Note 10 (Stock Incentive Plans) to the Company's audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(2)
Represents the grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Further details with respect to these awards are included in Note 10 (Stock Incentive Plans) to the Company's audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(3)
For 2019, includes contributions accrued under the Company's profit sharing plan and the related supplemental profit sharing plan ($324,462, $167,282, $159,684, $111,818, and $80,655 for Macpherson, Okray, Howard, Robbins, and Merriwether respectively). It also includes the incremental cost of the frozen Executive Death Benefit Program ($254,224 and $259,621 for Macpherson and Howard, respectively) and the cost of executive physicals ($5,420, $4,770, $5,420, $4,470, and $4,770 for Macpherson, Okray, Howard, Robbins, and Merriwether respectively).

Proxy Statement         61

Compensation Discussion and Analysis

Grants of Plan-Based Awards

Grants of Plan-Based Awards

									All Other	All Other
									Stock	Option		Grant
									Awards:	Awards:	Exercise	Date Fair
			Estimated Possible Payouts			Estimated Future Payouts			No. of	No. of	or Base	Value of
			Under Non-Equity Incentive			Under Equity Incentive			Shares of	Securities	Price of	Stock and
	Grant	Approval	Plan Awards (1)			Plan Awards (2)			Stock or	Underlying	Option	Option

Name	Date	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options (3)	Awards (4)	Awards (5)

D.G. Macpherson			$0	$1,432,215	$2,864,430
	4/1/19	2/19/19				0	10,221	10,221				$2,901,333
	4/1/19	2/19/19								30,663	$311.26	$2,081,098

Thomas B. Okray			$0	$643,500	$1,287,000
	4/1/19	2/19/19				0	3,119	3,119				$885,359
	4/1/19	2/19/19								9,355	$311.26	$634,924

John. L. Howard			$0	$572,000	$1,144,000
	4/1/19	2/19/19				0	1,993	1,993				$565,733
	4/1/19	2/19/19								5,977	$311.26	$405,659

Paige K. Robbins			$0	$456,000	$912,000
	4/1/19	2/19/19				0	953	953				$270,519
	4/1/19	2/19/19								2,859	$311.26	$194,040

Deidra C. Merriwether			$0	$273,125	$546,250
	4/1/19	2/19/19				0	780	780				$221,411
	4/1/19	2/19/19								2,339	$311.26	$158,748

(1)
Represents potential amounts under the 2019 Company Management Incentive Program. Actual payout amounts under the 2019 Company Management Incentive Program are included in the "Non-Equity Incentive Plan Comp." column of the Summary Compensation Table.

(2)
The number of shares that may be earned for the 2019 grant of performance RSUs are either 0% or 100% of the target award and will be determined based on the Company's three-year average ROIC in 2021. The awards were made under the 2015 Incentive Plan.

(3)
Represents stock option awards with a ten-year term and three-year graded vesting. The awards were made under the 2015 Incentive Plan.

(4)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(5)
Represents the full grant date fair value of awards as calculated under FASB ASC Topic 718 without allocating over the vesting period.

62         www.grainger.com

Compensation Discussion and Analysis

Outstanding Equity Awards at Fiscal Year-End

Name	No. of Securities Underlying Unexercised Options Exercisable (1)	No. of Securities Underlying Unexercised Options Unexercisable (1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price (2)	Option Expiration Date (3)	No. of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (5)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested (6)

D. G. Macpherson	16,923 (7)			$204.01	4/24/2022	12,139 (16)	$4,109,294	42,979 (17)	$14,549,251
	15,741 (8)			$245.86	4/23/2023
	12,266 (9)			$248.22	4/29/2024
	14,380 (10)			$231.88	3/31/2025
	23,827 (11)			$234.38	3/31/2026
		36,415 (12)		$231.20	4/2/2027
		46,063 (13)		$276.64	4/1/2028
		30,663 (14)		$311.26	3/31/2029

Thomas B. Okray		9,355 (14)		$311.26	3/31/2029	5,823 (18)	$1,971,202	3,119 (19)	$1,055,844

John. L. Howard	11,543 (8)			$245.86	4/23/2023	2,869 (20)	$971,214	9,797 (21)	$3,316,480
	7,360 (9)			$248.22	4/29/2024
	9,728 (10)			$231.88	3/31/2025
	12,390 (11)			$234.38	3/31/2026
		8,607 (12)		$231.20	4/2/2027
		8,979 (13)		$276.64	4/1/2028
		5,977 (14)		$311.26	3/31/2029

Paige K. Robbins	3,840 (15)			$149.02	4/26/2021	4,038 (22)	$1,366,944	2,255 (23)	$763,363
	2,790 (7)			$204.01	4/24/2022	938 (24)	$317,532
	2,330 (8)			$245.86	4/23/2023
	2,127 (9)			$248.22	4/29/2024
	3,122 (10)			$231.88	3/31/2025
	3,813 (11)			$234.38	3/31/2026
		2,814 (12)		$231.20	4/2/2027
		3,904 (13)		$276.64	4/1/2028
		2,859 (14)		$311.26	3/31/2029

Deidra C. Merriwether	2,127 (9)			$248.22	4/29/2024	5,092 (25)	$1,723,744	780 (26)	$264,046
	2,496 (10)			$231.88	3/31/2025	773 (27)	$261,676
	2,860 (11)			$234.38	3/31/2026
		2,318 (12)		$231.20	4/2/2027
		3,123 (13)		$276.64	4/1/2028
		2,339 (14)		$311.26	3/31/2029

(1)
Represents stock option awards with a ten-year term and three-year cliff vesting for awards granted through 2018, with three-year graded vesting for awards granted in 2019. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option. Howard is currently retirement-eligible.

(2)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(3)
Represents ten years after the award date.

(4)
Represents the aggregate unvested RSUs and performance shares outstanding multiplied by the year-end closing price ($338.52).

(5)
Represents the target number of shares that may be issued following the end of the performance period in connection with performance awards.

(6)
Represents the aggregate performance awards outstanding multiplied by the year-end closing price ($338.52).

(7)
100% of these options vested on April 25, 2015.

(8)
100% of these options vested on April 24, 2016.

(9)
100% of these options vested on April 30, 2017.

(10)
100% of these options vested on April 1, 2018.

(11)
100% of these options vested on April 1, 2019.

(12)
100% of these options will vest on April 3, 2020.

(13)
100% of these options will vest on April 2, 2021.

(14)
1/3 of these options will vest on each annual anniversary of the grant for three years.

(15)
100% of these options vested on April 27, 2014.

Proxy Statement         63

Compensation Discussion and Analysis
(16)
Represents unvested shares under the performance share award granted on January 1, 2017, subject to the achievement of the performance goals over the three-year performance period from January 1, 2017 through December 31, 2019, which became fully vested on February 19, 2020.

(17)
15,355 of these PRSUs will vest on April 2, 2021, 10,221 of these PRSUs will vest on April 1, 2022, 8,507 of these performance shares will vest on August 1, 2022, and 8,896 of these performance shares will vest on October 3, 2023.

(18)
2,868 of these RSUs will vest on May 2, 2020 and 2,955 of these RSUs will vest on May 2, 2021.

(19)
3,119 of these PRSUs will vest on April 1, 2022.

(20)
Represents unvested shares under the performance share award granted on January 1, 2017, subject to the achievement of the performance goals over the three-year performance period from January 1, 2017 through December 31, 2019, which became fully vested on February 19, 2020.

(21)
4,811 of these performance shares will vest on August 1, 2020, 2,993 of these PRSUs will vest on April 2, 2021 and 1,993 of these PRSUs will vest on April 1, 2022.

(22)
1,250 of these RSUs will vest on April 23, 2020, 1,016 of these RSUs will vest on September 2, 2021 and 1,772 of these RSUs will vest on April 2, 2025.

(23)
1,302 of these PRSUs will vest on April 2, 2021 and 953 of these PRSUs will vest on April 1, 2022.

(24)
Represents unvested shares under the performance share award granted on January 1, 2017, subject to the achievement of the performance goals over the three-year performance period from January 1, 2017 through December 31, 2019, which became fully vested on February 19, 2020.

(25)
2,786 of these RSUs will vest on October 29, 2020, 1,041 of these RSUs will vest on April 2, 2021 and 1,265 of these RSUs will vest on November 1, 2024.

(26)
780 of these performance shares will vest on April 1, 2022.

(27)
Represents unvested shares under the performance share award granted on January 1, 2017, subject to the achievement of the performance goals over the three-year performance period from January 1, 2017 through December 31, 2019, which became fully vested on February 19, 2020.

Option Exercises and Stock Vested

	Option Awards Exercised		Stock Awards Vested

Name	No. of Shares Acquired on Exercise (1)	Value Realized on Exercise (2)	No. of Shares Acquired on Vesting	Value Realized on Vesting (3)

D.G. Macpherson	0	$0	3,302	$1,038,974

Thomas B. Okray	0	$0	2,867	$788,024

John. L. Howard	11,716	$1,191,111	1,717	$540,254

Paige K. Robbins	0	$0	1,010	$315,002

Deidra C. Merriwether	0	$0	397	$124,916

(1)
Represents the number of stock options exercised.

(2)
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

(3)
Represents the value of the RSUs and PRSU awards on the vesting date.

64         www.grainger.com

Compensation Discussion and Analysis

Nonqualified Deferred Compensation

Name	Plan	Executive Contributions in Last FY	Company Contributions in Last FY (1)	Aggregate Earnings in Last FY (2)	Aggregate Distributions	Aggregate Balance at Last FYE (3)

D.G. Macpherson	SPSP & SPSP II	$0	$310,510	$319,944	$0	$1,976,635
	Total	$0	$310,510	$319,944	$0	$1,976,635

Thomas B. Okray	SPSP & SPSP II	$0	$117,892	$12,480	$0	$130,372
	Total	$0	$117,892	$12,480	$0	$130,372

John. L. Howard	Frozen Salary & Incentive Deferral	$0	$0	$481,806	$0	$3,393,844
	SPSP & SPSP II	$0	$152,499	$316,307	$0	$2,390,246
	Deferred RSUs	$0	$0	$1,123,200	$0	$6,770,400
	Total	$0	$152,499	$1,921,313	$0	$12,554,490

Paige K. Robbins	SPSP & SPSP II	$0	$79,274	$61,897	$0	$374,453
	Total	$0	$79,274	$61,897	$0	$374,453

Deidra C. Merriwether	SPSP & SPSP II	$0	$66,540	$28,614	$0	$185,742
	Total	$0	$66,540	$28,614	$0	$185,742

(1)
The Company provides the supplemental profit sharing plans (SPSPs) solely to maintain an equal percentage of profit sharing contribution to employees (including all NEOs) who would be subject to contribution or compensation limits imposed on qualified plans by the Internal Revenue Code. For Messrs. Macpherson, Okray, and Howard, and Mses. Robbins and Merriwether, this represents the Company SPSP contribution. These contributions were disclosed as part of "All Other Comp." in the 2019 Summary Compensation Table.

(2)
Represents earnings on all nonqualified deferred compensation balances, including SPSP earnings, stock price appreciation and dividend equivalent payments for vested, deferred restricted stock units, and for Mr. Howard, earnings on voluntary deferrals.

(3)
Aggregate year-end balances for the SPSPs, vested deferred restricted stock units, and for Mr. Howard, year-end balances for his voluntary deferral account. Mr. Howard has 20,000 vested, deferred RSUs outstanding.

Proxy Statement         65

Compensation Discussion and Analysis

EMPLOYMENT CONTRACTS, CHANGE IN CONTROL AGREEMENTS, AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

  The Company does not maintain any employment agreements with its NEOs.

Change in Control—Equity Plans

Under the terms of the Company's 2015 Incentive Plan, which is the source for all equity awards granted after April 2015, "double trigger" vesting provisions apply to all equity awards (i.e., both a change in control occurs and a participant is involuntarily terminated within one year of the change in control).

Change in Control Agreements

The Company has 2x Change in Control Agreements (CIC Agreements) with a number of executives, including the NEOs. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.

•
The Company's CIC Agreements have double-trigger arrangements. Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment equal to 2x the sum of (i) the executive's annual salary, (ii) the executive's target annual incentive, and (iii) in connection with the Company's non-contributory retirement profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.

•
The Company has committed that no more than 10 positions will be eligible for CIC Agreements in the future. Existing agreements remain in place.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per taxable year paid to the Company's NEOs. Prior to the Tax Cuts and Jobs Act of 2017 (TCJA), compensation that qualified as "performance-based" compensation was not subject to the deductibility limit. Effective for taxable years beginning after December 31, 2017, subject to certain transition relief, the TCJA eliminated this exception. Stock Options granted to our NEOs prior to November 2, 2017 under the 2015 Incentive Plan qualify for the transition relief, and gains on exercises of such stock options are considered to be "performance-based" compensation not subject to the $1 million deductibility limit. Any other compensation paid to our NEOs, including awards other than the grandfathered stock options, is subject to the Section 162(m) deductibility limit and all or a portion of such compensation may be nondeductible. While the tax treatment applicable to the Company's compensation programs was considered, the Company intends to authorize compensation that will not be deductible under Section 162(m) as it believes doing so is in the best interest of the Company and its shareholders.

66         www.grainger.com

Compensation Discussion and Analysis

Accounting Considerations

Upon vesting, settlement, or maturity, equity awards under the 2015 Incentive Plan and predecessor plans are distributed in the form of shares of the Company's common stock. Under the Accounting Standards Codification (ASC) 718 (formerly FAS 123R), these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company's share price, but it is adjusted for the estimated number of shares to be distributed. If an equity award is forfeited, all previously recorded compensation expensed is reversed. While the accounting treatment described above was considered in the development of the long-term incentive program, it was not a material consideration.

Compensation Recoupment Policy (Claw-Backs)

In connection with using long-term incentives as a method to align management and shareholder interests, the Company provides an annual equity award agreement that sets forth the terms of the award, including continued employment, and compliance with the Company's Business Conduct Guidelines and applicable laws and regulations. In addition, the Company's equity award agreements contain recoupment (or claw-back) provisions that specify situations granting the Company discretion to recoup both cash and equity compensation.

Under the recoupment terms of these agreements, the Company may recover incentive compensation:

  •
  that was awarded based on achievement of financial results that were the subject of a restatement if the officer engaged in criminal conduct or financial fraud and in the case of materially inaccurate financial statements whether or not they result in a restatement and whether or not the executive officer has engaged in wrongful conduct. Recoveries under these provisions can extend back for three years from the date of the initial filing that contained the relevant financial statements;

  •
  should an executive violate confidentiality or non-compete or non-solicit obligations; or

  •
  if the Company determines that an executive:

    o
    has committed fraud against the Company or has engaged in any criminal conduct, including embezzlement or theft, that involves or is related to the Company;

    o
    engaged in any other conduct that violates Company policy, causes or is discovered to have caused, any loss, damage, injury or other endangerment to Grainger's property or reputation; or

    o
    receives any amount in excess of what the Executive should have received for any reason.

This policy applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer. Subsequent changes in status, including retirement or termination of employment, do not impact the Company's rights to recover compensation under this policy.

Proxy Statement         67

Compensation Discussion and Analysis

Termination

The Company does not have employment contracts and does not maintain severance programs for its NEOs. The executive's CIC Agreements provide the potential for a lump sum payment following a change in control. Except for a limited period of time following a change in control, the NEOs are not entitled to severance upon termination.

Retirement

The definition of retirement eligibility is the same for all U.S. employees. Under this definition, an employee is retirement-eligible upon attaining any of the following:

    •
    age 60;

    •
    age 55 and 20 years of service; or

    •
    25 years of service.

Mr. Howard is the only NEO who is retirement-eligible as of the date hereof.

The Company provides the following upon retirement for all retirement-eligible employees, including NEOs:

    •
    outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

    •
    settlement of PRSUs occurs after the end of the performance period in common stock equal to the number of the executive's outstanding performance shares earned for the performance period; and

    •
    cash payments equal to account balances under retirement profit sharing, any supplemental retirement profit sharing program, and the Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans.

The following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon his or her retirement, death or disability or upon a change in control of the Company. The amounts shown in the following tables assume that any such retirement, death, disability or change in control, as applicable, was effective as of December 31, 2019 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.

68         www.grainger.com

Compensation Discussion and Analysis

Other Potential Post-Employment Payments

Macpherson, D.G.

Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance	$0	$0	$0	$0	$5,584,578

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (1)	$0	$7,594,310	$7,594,310	$7,594,310	$7,594,310

Restricted Stock Units

Unvested and Accelerated Awards (2)	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards (3)	$0	$18,658,545	$18,658,545	$18,658,545	$18,658,545

Benefits

Continuation of Health & Welfare Benefits (4)	$0	$0	$0	$0	$34,990

Life Insurance and Death Benefit Payout (5)	$0	$10,824,135	$0	$0	$1,726,344

Perquisites and Tax Payments

Outplacement (6)	$0	$0	$0	$0	$159,135

Total	$0	$37,076,990	$26,252,855	$26,252,855	$33,757,902

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, or a change in control.

(2)
Mr. Macpherson does not have any unvested RSUs as of December 31, 2019.

(3)
In the event of death or disability, Mr. Macpherson is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the date of death or disability.

(4)
The health and welfare benefits value upon change in control followed by termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 6.5% health and 3.5% dental annual trends as well as a 3.01% annual discount factor.

(5)
Upon death, Mr. Macpherson's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan (EDBP). The figure above reflects the present value lump-sum payment amount based upon the FAS discount rate of 2.91%. Upon a change in control, under the frozen EDBP, he would receive the present value based on the applicable federal rate of 2.52%.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. Macpherson is not eligible for retirement under the Company's retirement plan as of December 31, 2019.

Proxy Statement         69

Compensation Discussion and Analysis

Okray, Thomas B.

Type of Payment	Retirement (6) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance	$0	$0	$0	$0	$3,043,040

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (1)	$0	$255,017	$255,017	$255,017	$255,017

Restricted Stock Units

Unvested and Accelerated Awards (2)	$0	$1,971,202	$1,971,202	$1,971,202	$1,971,202

Performance Shares

Unvested and Accelerated Awards	$0	$1,055,844	$1,055,844	$1,055,844	$1,055,844

Benefits

Continuation of Health & Welfare Benefits (3)	$0	$0	$0	$0	$34,990

Life Insurance and Death Benefit Payout (4)	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Outplacement (5)	$0	$0	$0	$0	$107,250

Total	$0	$3,282,063	$3,282,063	$3,282,063	$6,467,343

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(2)
Mr. Okray has one grant of unvested RSUs as of December 31, 2019.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 6.5% health and 3.5% dental annual trends as well as a 3.01% annual discount factor.

(4)
Mr. Okray is not eligible for the frozen Executive Death Benefit Plan.

(5)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Okray with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(6)
Mr. Okray is not eligible for retirement under the Company's retirement plan as of December 31, 2019.

70         www.grainger.com

Compensation Discussion and Analysis

Howard, John L.

Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance	$0	$0	$0	$0	$2,882,880

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (1)	$1,642,257	$1,642,257	$1,642,257	$1,642,257	$1,642,257

Restricted Stock Units

Unvested and Accelerated Awards (2)	$0	$0	$0	$0	$0

Performance Shares

Unvested and Accelerated Awards (3)	$4,287,694	$4,287,694	$4,287,694	$4,287,694	$4,287,694

Benefits

Continuation of Health & Welfare Benefits (4)	$421,988	$0	$0	$0	$34,990

Life Insurance and Death Benefit Payout (5)	$621,716	$5,587,653	$0	$0	$1,143,008

Perquisites and Tax Payments

Outplacement (6)	$0	$0	$0	$0	$107,250

Total	$6,973,655	$11,517,604	$5,929,951	$5,929,951	$10,098,079

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(2)
Mr. Howard does not have any unvested RSUs as of December 31, 2019.

(3)
In the event of retirement, death or disability, Mr. Howard is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the end of the performance period. Mr. Howard is retirement-eligible as of December 31, 2019.

(4)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 6.5% health and 3.5% dental annual trends as well as a 3.01% annual discount factor.

(5)
Upon death, Mr. Howard's survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen Executive Death Benefit Plan (EDBP). The figure above reflects the present value lump-sum payment amount based upon the FTSE pension curve discount rate of 2.91%. Upon retirement, he has elected to receive a present value cash settlement at retirement in lieu of the post-retirement death benefit based on the 6.0% discount rate and assumed mortality of age 80 under the frozen EDBP provisions. Upon a change in control, under the frozen EDBP, he would receive the present value based on the applicable federal rate of 2.52%.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Howard with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. Howard has met the eligibility requirements for retirement under the Company's retirement plan as of December 31, 2019.

Proxy Statement         71

Compensation Discussion and Analysis

Robbins, Paige K.

Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance	$0	$0	$0	$0	$2,298,240

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (1)	$0	$621,514	$621,514	$621,514	$621,514

Restricted Stock Units

Unvested and Accelerated Awards (2)	$0	$1,366,944	$1,366,944	$1,366,944	$1,366,944

Performance Shares

Unvested and Accelerated Awards (3)	$0	$1,080,894	$1,080,894	$1,080,894	$1,080,894

Benefits

Continuation of Health & Welfare Benefits (4)	$0	$0	$0	$0	$34,990

Life Insurance and Death Benefit Payout (5)	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Outplacement (6)	$0	$0	$0	$0	$85,500

Total	$0	$3,069,352	$3,069,352	$3,069,352	$5,488,082

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(2)
Ms. Robbins has three grants of unvested RSUs grants as of December 31, 2019.

(3)
In the event of death or disability, Ms. Robbins is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the date of death or disability.

(4)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 6.5% health and 3.5% dental annual trends as well as a 3.01% annual discount factor.

(5)
Ms. Robbins is not eligible for the frozen Executive Death Benefit Plan.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Robbins with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Robbins is not eligible for retirement under the Company's retirement plan as of December 31, 2019.

72         www.grainger.com

Compensation Discussion and Analysis

Merriwether, Deidra C.

Type of Payment	Retirement (7) ($)	Death ($)	Disability ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)

Cash Compensation

Cash Severance (1)	$0	$0	$0	$0	$1,675,800

Long-Term Incentives

Stock Options

Unvested and Accelerated Awards (2)	$0	$505,780	$505,780	$505,780	$505,780

Restricted Stock Units

Unvested and Accelerated Awards (3)	$0	$1,723,744	$1,723,744	$1,723,744	$1,723,744

Performance Shares

Unvested and Accelerated Awards (4)	$0	$525,722	$525,722	$525,722	$525,722

Benefits

Continuation of Health & Welfare Benefits (6)	$0	$0	$0	$0	$34,990

Life Insurance and Death Benefit Payout (7)	$0	$0	$0	$0	$0

Perquisites and Tax Payments

Outplacement (8)	$0	$0	$0	$0	$71,250

Total	$0	$2,755,246	$2,755,246	$2,755,246	$4,537,286

(1)
Unvested options become immediately exercisable in the event of death, disability, retirement, and a change in control.

(2)
Ms. Merriwether has three grants of unvested RSUs as of December 31, 2019.

(3)
In the event of death or disability, Ms. Merriwether is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares that vest based upon the Company's average return on invested capital, as of the date of death or disability.

(4)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company's budget/insured rates projected forward throughout the two years using 6.5% health and 3.5% dental annual trends as well as a 3.01% annual discount factor.

(5)
Ms. Merriwether is not eligible for the frozen Executive Death Benefit Plan.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Merriwether with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive's annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Merriwether is not eligible for retirement under the Company's retirement plan as of December 31, 2019.

Proxy Statement         73

Compensation Discussion and Analysis

CEO PAY RATIO DISCLOSURE

Under SEC rules, we are required to calculate and disclose the ratio of the annual total compensation of Mr. Macpherson, Chairman and CEO, to the annual total compensation of the Company's median employee.

The median employee's estimated 2019 total compensation was $66,072 (which includes compensation of $55,983 and estimated benefits of $10,088). The ratio of CEO pay to median employee pay is 116:1. In calculating 2019 total compensation for our median employee and CEO, we included the estimated Company cost of their respective Company-provided health and wellness benefits. The CEO's total compensation reported in the Summary Compensation Table for 2019 is $7,665,127. The CEO's total compensation for purposes of our pay ratio disclosure calculation is $7,675,215, which differs from the total compensation described in the Summary Compensation Table on page 61 of this document by his health and wellness benefits amount.

The reasons the ratio of CEO pay to median employee pay differs from the ratio disclosed in the Company's prior proxy statement include:

  •
  The Company Management Incentive Program paid out at 75% of target in 2019, as compared to 135% of target in 2018;

  •
  For 2019 awards, the use of a 20-day average stock price significantly reduced the potential volatility in the number of shares awarded and ultimate size of long-term incentives received. Therefore, the size of the total 2019 CEO compensation package as reported in the Summary Compensation Table decreased by 27% or $2,790,717 compared to 2018.

The Company identified the median employee in 2017. The Company's median employee's circumstances have not materially changed relative to 2017. Therefore, we believe the previously identified median employee for 2017 remains appropriate for 2019. The Company has not had significant changes in our workforce, such as employee population size fluctuations, acquisition or divestitures, nor have we had significant changes in our pay programs that we reasonably believe would result in a significant change to this pay ratio disclosure. As of December 31, 2019, Grainger had approximately 25,300 employees, of whom approximately 23,800 were full-time and 1,500 were part-time or temporary.

As permitted under the SEC rules, the following process was used to identify the median employee in 2017:

  •
  Applied a consistent compensation measure of 'base pay' earned during the period from January 1, 2017 to September 30, 2017, rather than summary compensation table (SCT) total compensation for all of 2017.

  •
  Annualized base pay for those employees who started work during 2017. The identified median employee is a full-time, U.S.-based employee.

  •
  Determined the above-mentioned employee populations full year's compensation based on the compensation elements required for inclusion in the SCT, with the exception of incorporating healthcare benefits in total compensation as discussed later in this section. The other components of our compensation program for NEOs are substantially similar to those available for most of our other employees. This includes the same health and welfare benefits and the same performance-based retirement profit sharing contribution methodology that is applied to the U.S.-based employees who are retirement profit sharing participants.

74         www.grainger.com

Compensation Discussion and Analysis

  •
  Used the de minimis exemption to exclude approximately 4% of our global workforce in 2017, or 920 employees, as reflected below:

    •
    Included in calculation: Canada, China, Mexico, Netherlands, Panama, United Kingdom, United States (approximately 23,000 employees)

    •
    Excluded from calculation: Belgium, Costa Rica, Czech Republic, Dominican Republic, France, Germany, Hungary, India, Indonesia, Ireland, Japan, Malaysia, Peru, Poland, Portugal, Romania, Slovakia, South Africa, Spain, Thailand, United Arab Emirates (approximately 920 employees)

Proxy Statement         75

Compensation Discussion and Analysis

The Company is asking its shareholders for their non-binding advisory approval of the 2019 compensation of its Named Executive Officers (NEOs).

The Company's philosophy is to attract and retain the best people and provide appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value. The Company sets target compensation to approximate the market median of companies that are of similar size and complexity. The 2019 program provided NEOs incentives to grow the business (Sales Growth) while achieving investment returns for the Company's shareholders (ROIC). The overall 2019 compensation program is structured to reward long-term performance while not encouraging excessive risk taking. Please see the "Compensation Discussion and Analysis" on pages 39-78 of this proxy statement.

At 83%, the support for last year's Say on Pay proposal was below the Company's expectations. In response, the Compensation Committee of the Board and Company management completed a three-step process: (1) outreach to shareholders and proxy advisors to learn about and consider their concerns; (2) review our compensation design and evaluate potential changes; and (3) verify the design changes with additional feedback before implementing the 2020 program.

As described in the "Compensation Discussion and Analysis", the Compensation Committee made significant changes to directly respond to shareholders' concerns by strengthening the link between pay and performance. These changes include replacing a long-term vehicle with a single metric with a more performance-focused vehicle with three rigorous performance metrics, each aligned to the Company's strategy.

In addition to the actions taken in direct response to shareholder feedback, the Compensation Committee reduced executive pay levels to more closely approximate market median in 2020. The Committee, in consultation with its independent compensation consultant, based these adjustments on changes to the Company's peer group and median compensation levels for certain positions.

The changes to our executive compensation program reflect our continuing commitment to strengthen the Company's pay for performance alignment and to embrace compensation and governance best practices.

This Say on Pay vote is intended to address the 2019 compensation of the NEOs as disclosed in the "Compensation Discussion and Analysis" as a whole rather than any specific item or amount of executive compensation. We are asking our shareholders to vote "FOR" the approval of the compensation of the Company's NEOs, as disclosed in the "Compensation Discussion and Analysis" section of this proxy statement, including the related tables, notes and narrative.

Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.

While this Say on Pay vote is advisory and non-binding, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent Directors, value the opinions expressed by our shareholders and will consider the outcome of this Say on Pay vote when making future compensation decisions regarding the NEOs.

The Company is required to seek a shareholder vote on the frequency of the advisory Say on Pay vote every six years. In 2011 and 2017, management recommended an annual advisory Say on Pay vote. The next advisory frequency vote is scheduled for 2023.

76         www.grainger.com

Compensation Discussion and Analysis

EQUITY COMPENSATION PLANS

This table contains information as of December 31, 2019 about Grainger's equity compensation plans, all of which have been approved by Grainger's shareholders.

	Number of common shares to be issued upon exercise of outstanding stock options warrants, and rights	Weighted-average exercise price of outstanding stock options, warrants, and rights	Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)

Equity compensation plans approved by shareholders	1,592,915 (1)(2)	$246.39 (3)	2,285,700 (4)

Equity compensation plans not approved by shareholders	0	N/A	0

Total	1,592,915	$246.39	2,285,700

(1)
Represents 1,214,361 shares of common stock outstanding under the 2015 Incentive Plan, 343,051 shares of common stock outstanding under the 2010 Incentive Plan, 15,503 shares of common stock outstanding under the 2005 Incentive Plan, and 20,000 shares of common stock outstanding under the 1990 Incentive Plan.

(2)
Includes an aggregate of 346,124 RSUs that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 140,216 Director's stock units to be settled upon each Director's retirement. Additionally, it includes 104,907 performance shares which will vest and settle between 2020 and 2023. The number of shares vested is dependent on the Company sales and/or the three-year average ROIC performance versus target.

(3)
Weighted-average exercise price of outstanding stock options; excludes RSUs, performance shares, and Director's stock units.

(4)
Represents shares of common stock authorized for issuance under the 2015 Incentive Plan in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, RSUs of common stock and other stock-based awards. Under the 2015 Plan, all shares issued pursuant to "Full Value Awards" (awards other than stock options or stock appreciation rights which are settled by the issuance of shares, e.g., restricted stock, RSUs, Director's stock units, or other stock-based awards) may be granted with the limit of no more than one million (1,000,000) shares of the Share Authorization. There are no shares of common stock available for future issuance under other plans.

Proxy Statement         77

Compensation Discussion and Analysis

TRANSACTIONS WITH RELATED PERSONS

Grainger's Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the BANC, for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any Director, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be reviewed by the BANC to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties. The BANC determined that the Company did not engage in any related person transactions in 2019.

In the ordinary course of its operations during 2019, Grainger engaged in various types of transactions with organizations with which Grainger Directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2019, Grainger bought products and/or services from, or sold products and/or services to, companies with which Ms. Perez, Messrs. Santi, Slavik and Watson, and the New Nominee are or were associated as senior executives or otherwise as of December 31, 2019. In no instance did the total amount of the purchases from or sales to any such company during 2019 represent more than 0.295% of the consolidated gross revenues of that company for the year or more than 0.183% of the consolidated gross revenues of Grainger for the year. We believe that such transactions have been conducted on an arms'-length basis and do not represent a material interest to the Directors or the New Nominee, as applicable.

In addition, as part of its overall 2019 charitable contributions program, Grainger made donations to tax-exempt organizations with which one or more Directors serve as officers, directors or trustees. In no instance did the total amount of the contributions to any charitable organization exceed $15,000 during 2019.

78         www.grainger.com

Q	uestions and Answers

PROXY MATERIALS

What is the purpose of this proxy statement?

This proxy statement relates to the 2020 annual meeting of shareholders of Grainger, to be held on April 29, 2020, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending this proxy statement to you because Grainger's Board of Directors is soliciting your proxy to vote your shares at the meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about March 19, 2020.

What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must sign, date and return all proxy forms to ensure that all of your shares are voted.

May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:

  •
  Deliver to Grainger's Corporate Secretary timely written notice that you are revoking your proxy; or

  •
  Provide to Grainger another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

  •
  Vote in person at the meeting.

VOTING INFORMATION

Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger's books at the close of business on March 2, 2020, the record date for the meeting, may vote. There were 53,673,069 shares of common stock outstanding on that date.

Proxy Statement         79

Questions and Answers

What is the difference between holding shares as "shareholder of record" and as "beneficial owner"?

If your shares are registered directly in your name with Grainger's transfer agent, Computershare Trust Company, N.A., you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote in person at the meeting.

If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of Directors or on the advisory vote on the compensation of Grainger's Named Executive Officers (NEOs). Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on the advisory vote on the compensation of Grainger's NEOs, and on other matters to be considered at the meeting.

If my shares are held in "street name," can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of Directors, on the advisory vote related to executive compensation, or on any non-routine matters.

What is cumulative voting? How many votes do I have?

You have the right to cumulative voting in the election of Directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of Directors being elected. You can cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee, or you may apportion your votes among two or more nominees.

Cumulative voting is only available for Director elections. In any matter other than the election of Directors, each of your shares is entitled to one vote.

Does Grainger have majority voting for the election of Directors with a resignation policy for Directors failing to receive the required majority vote?

Yes. As required under Illinois law, Directors may only be elected by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote. Moreover, in accordance with the Company's Criteria for Membership on the Board of Directors, any Director standing for re-election (including the 11 nominees standing for election at the annual meeting) who fails to receive the required majority vote is expected to tender his or her resignation for consideration by the BANC. The BANC will consider the resignation and make a recommendation to the Board of Directors concerning the acceptance or rejection of the resignation. The Board will then take formal action on the BANC's recommendation within 90 days after the results of the Director election at the annual meeting are certified. Following the Board's decision on the BANC's recommendation, the Company will publicly disclose the Board's decision.

80         www.grainger.com

Questions and Answers

What voting standard applies to the ratification of the appointment of the independent auditor?

Ratification of the appointment of the independent auditor requires the affirmative votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

What voting standard applies to the advisory vote on the compensation of the NEOs?

Although the shareholders' vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers (Say on Pay)—Grainger's five highest paid officers whose compensation is discussed in the Compensation Discussion and Analysis section of this proxy statement—is determined by the votes of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.

How frequently does Grainger conduct an advisory vote on the compensation of its NEOs?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers (Say on Pay) at every annual meeting of shareholders. Shareholders have the opportunity to cast an advisory vote on the frequency of Say on Pay votes at least every six years. At the 2017 annual meeting, the shareholders voted for one year as the frequency of the Say on Pay vote. The next advisory vote on the frequency of the Say on Pay vote will occur at Grainger's 2023 annual meeting.

What if I don't indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger's Board. Specifically, your shares will be voted, either individually or cumulatively:

  •
  FOR the election of the 11 Director nominees;

  •
  FOR the proposal to ratify the appointment of the independent auditor; and

  •
  FOR the approval of the non-binding advisory vote on the compensation of Grainger's NEOs.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of Directors, on the advisory resolution on the compensation of Grainger's NEOs, and on the frequency of the shareholder advisory votes on the compensation of Grainger's NEOs; otherwise, your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on other matters to be considered at the meeting.

Proxy Statement         81

Questions and Answers

How does discretionary voting apply?

Grainger is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.

What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter, whether present in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.

Where can I find the voting results?

We will report the voting results on a Form 8-K within four business days after the end of our annual meeting.

What is the deadline for receipt of shareholder proposals for inclusion in the 2021 annual meeting proxy statement?

A shareholder who intends to present a proposal at the next annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act), must submit the proposal in writing to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement. The proposal must be received by Grainger no later than November 19, 2020 and must comply with the applicable SEC rules and other requirements prescribed in our By-laws.

What is the procedure for nomination of Directors at the 2021 annual meeting of shareholders using Grainger's proxy access By-laws?

A qualifying shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company's outstanding shares of common stock continuously for at least the previous three years may nominate and include in Grainger's proxy statement and proxy card qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in our By-laws.

What is the procedure for other nominations of Directors or proposals to transact business at the 2021 annual meeting of shareholders?

A shareholder entitled to vote for the election of Directors at an annual meeting and who is a shareholder of record on:

  •
  the record date for that annual meeting,

  •
  the date the shareholder provides timely notice to Grainger, and

82         www.grainger.com

Questions and Answers

  •
  the date of the annual meeting

may directly nominate persons for Director or make proposals of other business to be brought before the annual meeting, by providing proper timely written notice to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement.

Our By-laws require that written notice of proposals intended to be presented by a shareholder at the next annual meeting, but that are not intended for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 of the Exchange Act, be delivered no earlier than December 30, 2020, and no later than January 29, 2021.

Our By-laws also require that written notice of nominees for the election of Directors intended to be made by a shareholder at the next annual meeting be delivered by no later than the date with respect to submission of shareholder proposals under Rule 14a-8 of the Exchange Act as set forth in the proxy statement for the preceding annual meeting of shareholders, which in this case is November 19, 2020.

To be in proper written form, these notices must include certain information required by our By-laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed Director nominee.

A copy of our By-laws is available under "Governance" in the Investor Relations section of our website at http://invest.grainger.com/ or may be obtained free of charge on written request to the Corporate Secretary at the address on the notice of annual meeting accompanying this proxy statement.

2019 Say on Pay Vote

What actions has the Company taken in response to the 83% support for its annual Say on Pay advisory vote at last year's annual meeting of shareholders?

At 83%, the support for last year's Say on Pay proposal was below the Company's expectations. In response, the Compensation Committee and Company management completed a three-step process: (1) outreach to shareholders and proxy advisors to learn about and consider their concerns; (2) review our compensation design and evaluate potential changes; and (3) verify the design changes with additional feedback before implementing the 2020 program.

In addition to the actions taken in direct response to shareholder feedback, the Compensation Committee reduced executive pay levels to more closely approximate market median in 2020. The Compensation Committee, in consultation with its independent compensation consultant, based these adjustments on changes to the Company's peer group and median compensation levels for certain positions.

As described in the "Compensation Discussion and Analysis", the Compensation Committee made significant changes to directly respond to shareholders' concerns by strengthening the link between pay and performance. These changes include replacing a long-term vehicle with a single metric with a more performance-focused vehicle with three rigorous performance metrics, each aligned to the Company's strategy.

The changes to our executive compensation program reflect our continuing commitment to strengthen the Company's pay for performance alignment and to embrace compensation and governance best practices.

Proxy Statement         83

Appendix A—Categorical Standards for Director Independence

APPENDIX A

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

Business Transactions.    A Director's independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company's annual sales to Grainger are less than one percent (1%) of that company's consolidated gross revenues and if in each of the three most recent fiscal years Grainger's sales to the other company are less than one percent (1%) of that company's consolidated gross revenues.

Tax-Exempt Contributions.    A Director's independence will not be deemed to be impaired by reason of his or her service as an officer, Director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger's contributions to the organization are less than one percent (1%) of the organization's total annual contributions.

A-1         Proxy Statement

Appendix B—Definitions and Non-GAAP Financial Measures

APPENDIX B

DEFINITIONS AND NON-GAAP FINANCIAL MEASURES

"2017 Adjusted ROIC" means ROIC calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (p. 20) of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 28, 2019). The Company's GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal total assets less cash equivalents (5-point average of $84.2 million), deferred taxes, and investments in unconsolidated entities (part of Other Assets), plus the LIFO reserve (part of Inventories—net; 5-point average of $381.7 million). Working liabilities are the sum of trade payables, accrued compensation and benefits, accrued contributions to employees' profit sharing plans, and accrued expenses. For purposes of the 2017-2019 PSU payout, the Compensation Committee has accepted the Company's calculation of 2017 Adjusted ROIC, which was 24.6%.

"2018 Adjusted ROIC" means ROIC calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (p. 20) of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 28, 2019). The Company's GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal Total assets less cash equivalents (part of Cash and cash equivalents; 5-point average of $173.6 million), deferred taxes, and investments in unconsolidated entities (part of Other Assets), plus the LIFO reserves (part of Inventories—net; 5-point average of $386.7 million). Working liabilities equal Total current liabilities less Short-term debt, Current maturities of long-term debt and Income taxes payable. For purposes of the 2018 MIP payout (previously disclosed in the Company's 2019 Notice of Annual Meeting and Proxy Statement filed with the SEC on March 14, 2019) and the 2017-2019 PSU payout, the Compensation Committee has accepted the Company's calculation of 2018 Adjusted ROIC, which was 28.5%.

"2019 Adjusted ROIC" means the Company's return on invested capital calculated using operating earnings, adjusted (as reconciled to its most directly comparable GAAP measure in Part II, Item 7 (p. 20) of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 20, 2020). The GAAP financial statements are the source for all amounts used in the ROIC calculation. ROIC is calculated using operating earnings divided by net working assets (a five-point average for the year-to-date). Net working assets are working assets minus working liabilities defined as follows: working assets equal total assets less cash equivalents (five-point average of $150.2 million), deferred taxes, and investments in unconsolidated entities (part of Other Assets), plus the LIFO reserve (part of Inventories—net; five-point average of $414.1 million). Working liabilities are the sum of trade payables, accrued compensation and benefits, accrued contributions to employees' profit-sharing plans, and accrued expenses. For purposes of the 2019 MIP and 2017-2019 PSU payouts, the Compensation Committee has accepted the Company's calculation of 2019 Adjusted ROIC, which was 29.3%.

"2017-2019 Adjusted Average ROIC" means the average of 2019 Adjusted ROIC (29.3%) plus 2018 Adjusted ROIC (28.5%) plus 2017 Adjusted ROIC (24.6%). For purposes of the 2017-2019 PSU payout, the Compensation Committee has accepted the Company's calculation of 2017-2019 Adjusted Average ROIC, which was 27.5%.

B-1         Proxy Statement

Appendix B—Definitions and Non-GAAP Financial Measures

"Endless assortment businesses" is one of two of Grainger's competitive models, where endless assortment businesses are focused on customers with less-complex needs and includes Zoro Tools, Inc. in the U.S. and MonotaRO Co., Ltd. in Japan.

"Endless assortment businesses' revenue growth" means the Company's revenue growth attributable to Zoro Tools, Inc. in the U.S. and MonotaRO Co., Ltd. in Japan as part of the endless assortment businesses. For purposes of the PSUs granted in 2020, endless assortment businesses' revenue growth will be calculated based on a three-year average.

"High-touch solutions model" means one of two of Grainger's competitive models, where high-touch solutions businesses serve customers with complex needs primarily in North America and Europe.

"Long-term compensation" consists of stock options, PRSUs, and retirement profit sharing. Annual retirement profit sharing contributions are based on the Company's short-term performance; distributions are restricted, with full vesting of contributions once a participant has achieved five years of service with the Company as described further under "Long-Term Incentives" and "Other Benefits."

"Operating margin" means the Company's operating earnings over net sales on a consolidated basis. For purposes of the PSUs granted in 2020, operating margin will be calculated based on a three-year average.

"Peer group" is the Company's comparator group in the 2019 Deloitte Consulting Compensation Study as described further under "Compensation Comparator Group."

"Performance-Based Compensation" consists of the annual incentive plan, long-term incentives, and retirement profit sharing as described further under "Annual Incentives" and "Long-Term Incentives."

"ROIC" means the Company's return on invested capital calculated using operating earnings divided by net working assets.

"U.S. share gain" means the Company's U.S. reportable segment's share gain attributable to the high touch solutions model. For purposes of the PSUs granted in 2020, U.S. share gain will be calculated based on a three-year average.

B-2         www.grainger.com

002CSNAA88

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/26/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/26/2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Rodney C. Adkins 06 Neil S. Novich 11 Lucas E. Watson 02 Brian P. Anderson 07 Beatriz R. Perez 03 V. Ann Hailey 08 Michael J. Roberts 04 Stuart L. Levenick 09 E. Scott Santi 05 10 D.G. Macpherson Susan Slavik Williams The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2020. 3. Say on Pay: To approve on a non-binding advisory basis the compensation of the Company's Named Executive Officers. NOTE: In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. For 0 0 Against 0 0 Abstain 0 0 0 For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000446174_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com W.W. GRAINGER, INC. Annual Meeting of Shareholders April 29, 2020 10:00 AM CDT This proxy is solicited by the Board of Directors The undersigned hereby appoints D.G. Macpherson, Thomas B. Okray, and John L. Howard, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc. to be held on April 29, 2020 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting. A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2 and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be voted, signed and dated on reverse side 0000446174_2 R1.0.1.18